FOIA CONFIDENTIAL TREATMENT REQUESTED

CREDIT AGREEMENT

by and among

ALASKA AIRLINES, INC.

as Borrower,

THE LENDERS THAT ARE SIGNATORIES HERETO

as the Lenders,

WELLS FARGO CAPITAL FINANCE, LLC

as Agent, as Co-Lead Arranger, and as Joint Bookrunner,

and

U.S. BANK NATIONAL ASSOCIATION

as Documentation Agent, as Co-Lead Arranger, and as Joint Bookrunner

Dated as of March 31, 2010

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CREDIT AGREEMENT

THIS CREDIT AGREEMENT (this “Agreement”), is entered into as of March 31, 2010 by and among the lenders identified on the signature pages hereof (each of such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a “Lender”, as that term is hereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), as co-lead arranger, and as joint bookrunner, U.S. BANK NATIONAL ASSOCIATION (“US Bank”), as documentation agent, as co-lead arranger, and as joint bookrunner, and ALASKA AIRLINES, INC., an Alaska corporation (“Borrower”).

The parties agree as follows:

1.           DEFINITIONS AND CONSTRUCTION.

1.1           Definitions.  Capitalized terms used in this Agreement shall have the meanings specified therefor on Schedule 1.1.

1.2           Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, however, that if Borrower notifies Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any Accounting Change occurring after the Closing Date or in the application thereof on the operation of such provision (or if Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then Agent and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrower after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred.  When used herein, the term “financial statements” shall include the notes and schedules thereto.  Whenever the term “Borrower” is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower, on an unconsolidated basis, unless the context clearly requires otherwise.

1.3           Code.  Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.

1.4           Construction.  Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all written alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in Dollars in full in cash or immediately available funds of all of the Obligations other than unasserted contingent indemnification Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.

1.5           Schedules and Exhibits.  All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.           LOANS AND TERMS OF PAYMENT.

2.1           Revolver Advances.

(a)           Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make revolving loans (“Advances”) to Borrower in an amount at any one time outstanding not to exceed the lesser of:

(i)         such Lender’s Commitment, or

(ii)         such Lender’s Pro Rata Share of an amount equal to the lesser of:

(A)           the Maximum Revolver Amount less the principal amount of Swing Loans outstanding at such time, and

(B)           the Borrowing Base at such time less the principal amount of Swing Loans outstanding at such time.

(b)           Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.  The outstanding principal amount of the Advances, together with interest accrued thereon, shall be due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(c)           Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right (but not the obligation) to establish, increase, reduce, eliminate, or otherwise adjust reserves from time to time against the Borrowing Base or the Maximum Revolver Amount in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, including reserves with respect to (i) sums that Borrower is required to pay under any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien which is a purchase money Lien or the interest of a lessor under a Capital Lease), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral.  Agent shall endeavor to notify Borrower at or before the time any such reserve is to be established or increased, but a non-willful failure of Agent to so notify Borrower shall not be a breach of this Agreement and shall not cause such establishment or increase of a reserve to be ineffective.

2.2           [Intentionally Omitted].

2.3           Borrowing Procedures and Settlements.

(a)           Procedure for Borrowing.  Each Borrowing shall be made by a written request by an Authorized Person delivered to Agent.  Unless Swing Lender is not obligated to make a Swing Loan pursuant to Section 2.3(b) below, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that if Swing Lender is not obligated to make a Swing Loan as to a requested Borrowing, such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date.  At Agent’s election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time.  In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

(b)           Making of Swing Loans.  In the case of a request for an Advance and so long as either (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus the amount of Collections or payments applied to Swing Loans since the last Settlement Date, plus the amount of the requested Advance does not exceed $25,000,000, or (ii) Swing Lender, in its sole discretion, shall agree to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender shall make an Advance in the amount of such requested Borrowing (any such Advance made solely by Swing Lender pursuant to this Section 2.3(b) being referred to as a “Swing Loan” and such Advances being referred to collectively as “Swing Loans”) available to Borrower on the Funding Date applicable thereto by transferring immediately available funds to the Designated Account.  Anything contained herein to the contrary notwithstanding, the Swing Lender may, but shall not be obligated to, make Swing Loans at any time that one or more of the Lenders is a Defaulting Lender.  Each Swing Loan shall be deemed to be an Advance hereunder and shall be subject to all the terms and conditions (including Section 3) applicable to other Advances, except that all payments on any Swing Loan shall be payable to Swing Lender solely for its own account.  Subject to the provisions of Section 2.3(d)(ii), Swing Lender shall not make and shall not be obligated to make any Swing Loan if Swing Lender has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability on such Funding Date.  Swing Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making any Swing Loan.  The Swing Loans shall be secured by Agent’s Liens, constitute Advances and Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

(c)           Making of Loans.

(i)         In the event that Swing Lender is not obligated to make a Swing Loan, then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing.  Each Lender shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto.  After Agent’s receipt of the proceeds of such Advances, Agent shall make the proceeds thereof available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, however, that, subject to the provisions of Section 2.3(d)(ii), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

(ii)         Unless Agent receives notice from a Lender prior to 9:00 a.m. (California time) on the date of a Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount.  If any Lender shall not have made its full amount available to Agent in immediately available funds and if Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period.  A notice submitted by Agent to any Lender with respect to amounts owing under this Section 2.3(c)(ii) shall be conclusive, absent manifest error.  If such amount is so made available, such payment to Agent shall constitute such Lender’s Advance on the date of Borrowing for all purposes of this Agreement.  If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing.

(d)           Protective Advances and Optional Overadvances.

(i)         Any contrary provision of this Agreement or any other Loan Document notwithstanding, Agent hereby is authorized by Borrower and the Lenders, from time to time in Agent’s sole discretion, (A) after the occurrence and during the continuance of a Default (if the Threshold Usage Amount exists) or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 3 are not satisfied (if the Threshold Usage Amount exists), to make Advances to, or for the benefit of, Borrower on behalf of the Lenders that Agent, in its Permitted Discretion, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, or (2) to enhance the likelihood of repayment of the Obligations (any of the Advances described in this Section 2.3(d)(i) shall be referred to as “Protective Advances”).

(ii)         Any contrary provision of this Agreement or any other Loan Document notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and either Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrower notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances, the outstanding Revolver Usage does not exceed the Borrowing Base by more than $10,000,000, and (B) after giving effect to such Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount.  In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the immediately foregoing provisions, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value, in which case Agent may make such Overadvances and provide notice as promptly as practicable thereafter), and the Lenders with Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrower to an amount permitted by the preceding sentence.  In such circumstances, if any Lender with a Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.  The foregoing provisions are meant for the benefit of the Lenders and Agent and are not meant for the benefit of Borrower, which shall continue

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to be bound by the provisions of Section 2.5.  Each Lender with a Commitment shall be obligated to settle with Agent as provided in Section 2.3(e) (or Section 2.3(g), as applicable) for the amount of such Lender’s Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(d)(ii), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

(iii)         Each Protective Advance and each Overadvance shall be deemed to be an Advance hereunder, except that no Protective Advance or Overadvance shall be eligible to be a LIBOR Rate Loan and, prior to Settlement therefor, all payments on the Protective Advances shall be payable to Agent solely for its own account.  The Protective Advances and Overadvances shall be repayable on demand, secured by Agent’s Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.  The ability of Agent to make Protective Advances is separate and distinct from its ability to make Overadvances and its ability to make Overadvances is separate and distinct from its ability to make Protective Advances.  For the avoidance of doubt, the limitations on Agent’s ability to make Protective Advances do not apply to Overadvances and the limitations on Agent’s ability to make Overadvances do not apply to Protective Advances.  The provisions of this Section 2.3(d) are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrower in any way.

(e)           Settlement.  It is agreed that each Lender’s funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Advances.  Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Advances, the Swing Loans, and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:

(i)         Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent (1) on behalf of Swing Lender, with respect to the outstanding Swing Loans, (2) for itself, with respect to the outstanding Protective Advances, and (3) with respect to Borrower’s Collections or payments received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”).  Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing  Loans, and Protective Advances for the period since the prior Settlement Date.  Subject to the terms and conditions contained herein (including Section 2.3(g)):  (y) if the amount of the Advances (including Swing Loans and Protective Advances) made by a Lender that is not a Defaulting Lender exceeds such Lender’s Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances), and (z) if the amount of the Advances (including Swing Loans and Protective Advances) made by a Lender is less than such Lender’s Pro Rata Share of the Advances (including Swing Loans and Protective Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Swing Loans and Protective Advances).  Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loans or Protective Advances and, together with the portion of such Swing Loans or Protective Advances representing Swing Lender’s Pro Rata Share thereof, shall constitute Advances of such Lenders.  If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the

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extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

(ii)         In determining whether a Lender’s balance of the Advances, Swing Loans, and Protective Advances is less than, equal to, or greater than such Lender’s Pro Rata Share of the Advances, Swing Loans, and Protective Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrower and allocable to the Lenders hereunder, and proceeds of Collateral.

(iii)         Between Settlement Dates, Agent, to the extent Protective Advances or Swing Loans are outstanding, may pay over to Agent or Swing Lender, as applicable, any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to the Protective Advances or Swing Loans.  Between Settlement Dates, Agent, to the extent no Protective Advances or Swing Loans are outstanding, may pay over to Swing Lender any Collections or payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender’s Pro Rata Share of the Advances.  If, as of any Settlement Date, Collections or payments of Borrower received since the then immediately preceding Settlement Date have been applied to Swing Lender’s Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders (other than a Defaulting Lender if Agent has implemented the provisions of Section 2.3(g)), to be applied to the outstanding Advances of such Lenders, an amount such that each such Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances.  During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Protective Advances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Protective Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

(iv)         Anything in this Section 2.3(e) to the contrary notwithstanding, in the event that a Lender is a Defaulting Lender, Agent shall be entitled to refrain from remitting settlement amounts to the Defaulting Lender and, instead, shall be entitled to elect to implement the provisions set forth in Section 2.3(g).

(f)           Notation.  Agent, as a non-fiduciary agent for Borrower, shall maintain a register showing the principal amount of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Protective Advances owing to Agent, and the interests therein of each Lender, from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate.

(g)           Defaulting Lenders.  Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender’s benefit or any Collections or proceeds of Collateral that would otherwise be remitted hereunder to the Defaulting Lender, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments (A) first, to Swing Lender to the extent of any Swing Loans that were made by Swing Lender and that were required to be, but were not, repaid by the Defaulting Lender, (B) second, to each non-Defaulting Lender ratably in accordance with their Commitments (but, in each case, only to the extent that such Defaulting Lender’s portion of an Advance (or other funding obligation) was funded by such other non-Defaulting Lender), (C) to a suspense account maintained by Agent, the proceeds of which shall be retained by Agent and may be made available to be re-advanced to or for the benefit of Borrower as if such Defaulting Lender had made its portion of Advances (or other funding obligations) hereunder, and (D) from and after the date on

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which all other Obligations have been paid in full, to such Defaulting Lender in accordance with tier (L) of Section 2.4(b)(ii).  Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender.  Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Pro Rata Share in connection therewith) and for the purpose of calculating the fee payable under Section 2.10(b), such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero.  The provisions of this Section 2.3(g) shall remain effective with respect to such Defaulting Lender until the earlier of (y) the date on which the non-Defaulting Lenders, Agent, and Borrower shall have waived, in writing, the application of this Section 2.3(g) to such Defaulting Lender, or (z) the date on which such Defaulting Lender makes payment of all amounts that it was obligated to fund hereunder, pays to Agent all amounts owing by Defaulting Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by Agent, provides adequate assurance of its ability to perform its future obligations hereunder.  The operation of this Section 2.3(g) shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender.  Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower, at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be reasonably acceptable to Agent.  In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations; provided, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrower’s rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.  In the event of a direct conflict between the priority provisions of this Section 2.3(g) and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3(g) shall control and govern.

(h)           Independent Obligations.  All Advances (other than Swing Loans and Protective Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares.  It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

2.4           Payments; Reductions of Commitments; Prepayments.

(a)           Payments by Borrower.

(i)         Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein.  Any payment received by Agent later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(ii)         Unless Agent receives notice from Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender.  If and to the extent Borrower does not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(b)           Apportionment and Application.

(i)         So long as no Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all principal and interest payments received by Agent shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses received by Agent (other than fees or expenses that are for Agent’s separate account) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee or expense relates.  All payments to be made hereunder by Borrower shall be remitted to Agent and all (subject to Section 2.4(b)(iv), Section 2.4(d)(ii), and Section 2.4(e)) such payments, and all proceeds of Collateral received by Agent, shall be applied, so long as no Application Event has occurred and is continuing, to reduce the balance of the Advances outstanding and, thereafter, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(ii)         At any time that an Application Event has occurred and is continuing and except as otherwise provided herein with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:

(A)           first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents, until paid in full,

(B)           second, to pay any fees or premiums then due to Agent under the Loan Documents until paid in full,

(C)           third, to pay interest due in respect of all Protective Advances until paid in full,

(D)           fourth, to pay the principal of all Protective Advances until paid in full,

(E)           fifth, ratably, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents, until paid in full,

(F)           sixth, ratably, to pay any fees or premiums then due to any of the Lenders under the Loan Documents until paid in full,

(G)           seventh, to pay interest accrued in respect of the Swing Loans until paid in full,

(H)           eighth, to pay the principal of all Swing Loans until paid in full,

(I)           ninth, ratably, to pay interest accrued in respect of the Advances (other than Protective Advances) until paid in full,

(J)           tenth, ratably, to pay the principal of all Advances until paid in full,

(K)           eleventh, to pay any other Obligations other than Obligations owed to Defaulting Lenders,

(L)           twelfth, ratably to pay any Obligations owed to Defaulting Lenders; and

(M)           thirteenth, to Borrower (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(iii)         Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).

(iv)         In each instance, so long as no Application Event has occurred and is continuing, Section 2.4(b)(i) shall not apply to any payment made by Borrower to Agent and specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

(v)         For purposes of Section 2.4(b)(ii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(vi)         In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, if the conflict relates to the provisions of Section 2.3(g) and this Section 2.4, then the provisions of Section 2.3(g) shall control and govern, and if otherwise, then the terms and provisions of this Section 2.4 shall control and govern.

(c)           Reduction of Commitments.

(i)         Commitments.  The Commitments shall terminate on the Maturity Date.  Borrower may reduce the Commitments, without premium or penalty, to an amount (which may be zero) not less than the sum of (A) the Revolver Usage as of such date, plus (B) the principal amount of all Advances not yet made as to which a request has been given by Borrower under Section 2.3(a).  Each such reduction shall be in an amount which is not less than $10,000,000 (unless the Commitments are being reduced to zero and the amount of the Commitments in effect immediately prior to such reduction are less than $10,000,000), shall be made by providing not less than 5 Business Days prior written notice to Agent and shall be irrevocable.  Once reduced, the Commitments may not be increased.  Each such reduction of the Commitments shall reduce the Commitments of each Lender proportionately in accordance with its Pro Rata Share thereof.

(ii)         [Intentionally Omitted].

(d)           Optional Prepayments.

(i)         Advances.  Borrower may prepay the principal of any Advance at any time in whole or in part, without premium or penalty.

(ii)         [Intentionally Omitted].

(e)           Mandatory Prepayments.

(i)         Borrowing Base.  If, at any time, (A) the Revolver Usage on such date exceeds (B) the Borrowing Base (such excess being referred to as the “Borrowing Base Excess”), then Borrower shall immediately prepay the Obligations in accordance with Section 2.4(f)(i) in an aggregate amount equal to the Borrowing Base Excess.

(ii)         [Intentionally Omitted].

(iii)         [Intentionally Omitted].

(iv)         [Intentionally Omitted].

(v)         [Intentionally Omitted].

(vi)         [Intentionally Omitted].

(f)           Application of Payments.

(i)         Each prepayment pursuant to Section 2.4(e)(i) shall, (A) so long as no Application Event shall have occurred and be continuing, be applied, to the outstanding principal amount of the Advances until paid in full, and (B) if an Application Event shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(ii).

(ii)         [Intentionally Omitted].

2.5           Overadvances.  If, at any time or for any reason, the amount of Obligations owed by Borrower to the Lender Group pursuant to Section 2.1 is greater than any of the limitations set forth in Section 2.1 (an “Overadvance”), Borrower shall immediately pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b).  Borrower promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in full on the Maturity Date or, if earlier, on the date on which the Obligations become due and payable pursuant to the terms of this Agreement.

2.6           Interest Rates:  Rates, Payments, and Calculations.

(a)           Interest Rates.  Except as provided in Section 2.6(c), all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows:

(i)         if the relevant Obligation is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and

(ii)         otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

(b)           [Intentionally Omitted].

(c)           Default Rate.  Upon the occurrence and during the continuation of an Event of Default and at the election of the Required Lenders, all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable thereunder.

(d)           Payment.  Except to the extent provided to the contrary in Section 2.10 or Section 2.12(a), all interest, all fees payable hereunder or under any of the other Loan Documents, and all costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on the first day of each month.  Borrower hereby authorizes Agent, from time to time without prior notice to Borrower, (i) if Borrower does not pay any interest or scheduled fees (including the fee provided for in Section 2.10(b)) due and payable hereunder or under any other Loan Document within 3 Business Days of the date of Borrower’s receipt of written notice thereof (which notice shall be sent by Agent no earlier than the date on which any such amount first becomes due and payable and shall be sent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), to charge to the Loan Account all such interest and scheduled fees, and (ii) if Borrower does not pay any unscheduled fees, costs, expenses, Lender Group Expenses, or other amounts due and payable hereunder or under any other Loan Document within 30 days of the date of Borrower’s receipt of written notice thereof (which notice shall be sent by Agent no earlier than the date on which any such amount first becomes due and payable and shall be sent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), to charge to the Loan Account all such unscheduled fees, costs, expenses, Lender Group Expenses, or other amounts; provided, however, that if such amounts are not paid and, instead, are charged to the Loan Account they shall be charged thereto as of the day on which the item was first due and payable without regard to the applicable delay and such amounts shall accrue interest from such original date; provided further, however, that the applicable delays set forth in the foregoing clauses (i) and (ii) shall not be applicable (and Agent shall be entitled to immediately charge to the Loan Account) at any time that an Event of Default has occurred and is continuing and, if such an Event of Default has occurred and is continuing, Agent shall be entitled to charge such amounts to the Loan Account on the date when due and payable hereunder or under any other Loan Document.  Any interest, fees, costs, expenses, Lender Group Expenses, or other amounts payable hereunder or under any other Loan Document that are charged to the Loan Account shall be compounded (by being charged to the Loan Account) and shall thereafter constitute Advances hereunder and shall initially accrue interest at the rate then applicable to Advances that are Base Rate Loans.

(e)           Computation.  All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue.  In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

(f)           Intent to Limit Charges to Maximum Lawful Rate.  In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law applicable hereto.  Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

2.7           Crediting Payments.

(a)           The receipt of any payment item by Agent shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to Agent’s Account or unless and until such payment item is honored when presented for payment.  Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly.  Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into Agent’s Account on a Business Day on or before 11:00 a.m. (California time).  If any payment item is received into Agent’s Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

(b)           [Intentionally Omitted].

2.8           Designated Account.  Agent is authorized to make the Advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d).  Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Agent or the Lenders hereunder.  Unless otherwise agreed by Agent and Borrower, any Advance or Swing Loan requested by Borrower and made by Agent or the Lenders hereunder shall be made to the Designated Account.

2.9           Maintenance of Loan Account; Statements of Obligations.  Agent shall maintain an account on its books in the name of Borrower (the “Loan Account”) on which Borrower shall be charged with the amount of all Advances (including Protective Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrower or for Borrower’s account and, subject to the delays set forth in clauses (a) and (b) below (if applicable), with all other payment Obligations hereunder or under the other Loan Documents.  If (a) Borrower does not pay any interest or scheduled fees (including the fee provided for in Section 2.10(b)) due and payable hereunder or under any other Loan Document within 3 Business Days of the date of Borrower’s receipt of written notice thereof (which notice shall be sent by Agent no earlier than the date on which any such amount first becomes due and payable and shall be sent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), Agent shall be entitled to charge such amounts to the Loan Account, and (b) Borrower does not pay any unscheduled fees, costs, expenses, Lender Group Expenses, or other amounts due and payable hereunder or under any other Loan Document within 30 days of the date of Borrower’s receipt of written notice thereof (which notice shall be sent by Agent no earlier than the date on which any such amount first becomes due and payable and shall be sent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), Agent shall be entitled to charge such amounts to the Loan Account; provided, however, that if such amounts are not paid and, instead, are charged to the Loan Account they shall be charged thereto as of the day on which the item was first due and payable without regard to the applicable delay and such amounts shall accrue interest from such original date; provided further, however, that the applicable delays set forth in the foregoing clauses (a) and (b) shall not be applicable (and Agent shall be entitled to immediately charge to the Loan Account) at any time that an Event of Default has occurred and is continuing and, if such an Event of Default has occurred and is continuing, Agent shall be entitled to charge such amounts to the Loan Account on the date when due and payable hereunder or under any other Loan Document.  In accordance with Section 2.7, the Loan Account will be credited with all payments received by Agent from Borrower or for Borrower’s account.  Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing (and, if requested by Borrower with respect to, and after receipt of, a particular statement, reasonable supporting detail), and such statements, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 60 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements or the lack of any requested supporting detail.

2.10           Fees.  Borrower shall pay to Agent,

(a)           for the account of Agent, as and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee Letter.

(b)           for the ratable account of those Lenders with Commitments, on the first day of each month from and after the date of this Agreement up to the first day of the month prior to the Payoff Date and on the Payoff Date, an unused line fee in an amount equal to [***].

2.11           [Intentionally Omitted].

2.12           LIBOR Option.

(a)           Interest and Interest Payment Dates.  In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option, subject to Section 2.12(b) below (the “LIBOR Option”) to have interest on all or a portion of the Advances be charged (whether at the time when made (unless otherwise provided herein), upon conversion from a Base Rate Loan to a LIBOR Rate Loan, or upon continuation of a LIBOR Rate Loan as a LIBOR Rate Loan) at a rate of interest based upon the LIBOR Rate.  Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto; (ii) the date on which all or any portion of the Obligations become due and payable pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof.  On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto to elect an Interest Period of a different duration or unless the LIBOR Option is no longer available to Borrower, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to a LIBOR Rate Loan having an Interest Period of 1 month.  At any time that an Event of Default has occurred and is continuing, at the written election of the Required Lenders, Advances shall no longer bear interest at, and Borrower no longer shall have the option to request that Advances bear interest at, a rate based upon the LIBOR Rate.

(b)           LIBOR Election.

(i)         Borrower may, at any time and from time to time, so long as Borrower has not received a notice from Agent, after the occurrence and during the continuance of an Event of Default, of the election of the Required Lenders to terminate the right of Borrower to exercise the LIBOR Option during the continuance of such Event of Default, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the “LIBOR Deadline”).  Notice of Borrower’s election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day).  Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the affected Lenders.

(ii)         Each LIBOR Notice shall be irrevocable and binding on Borrower.  In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense actually incurred by Agent or any Lender as a result of (A) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LIBOR Notice delivered pursuant hereto (such losses, costs, or expenses, “Funding Losses”).  A certificate of Agent or a Lender delivered to Borrower setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.12 shall be conclusive absent manifest error.  Borrower shall pay such amount to Agent or the Lender, as applicable, within 30 days of the date of its receipt of such certificate.

(iii)         Borrower shall have not more than 5 LIBOR Rate Loans in effect at any given time.  Borrower only may exercise the LIBOR Option for proposed LIBOR Rate Loans of at least $1,000,000.

(c)           Conversion.  Borrower may convert LIBOR Rate Loans to Base Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are converted or prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Borrower’s Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with Section 2.12 (b)(ii).

(d)           Special Provisions Applicable to LIBOR Rate.

(i)         The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding or maintaining loans bearing interest at the LIBOR Rate.  In any such event, the affected Lender shall give Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender,  Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under Section 2.12(b)(ii)).

(ii)         In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation or application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the Business Day specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

(e)           No Requirement of Matched Funding.  Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate.

2.13           Capital Requirements.

(a)           If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital or reserve requirements for banks or bank holding companies, or any change in the interpretation, implementation, or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender’s or such holding company’s capital as a consequence of such Lender’s Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender’s or such holding company’s then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof.  Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 30 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error).  In determining such amount, such Lender may use any reasonable averaging and attribution methods.  Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section for any reductions in return incurred more than 30 days prior to the date that such Lender notifies Borrower of such law, rule, regulation or guideline giving rise to such reductions and of such Lender’s intention to claim compensation therefor; provided further that if such claim arises by reason of the adoption of or change in any law, rule, regulation or guideline that is retroactive, then the 30-day period referred to above shall be extended to include the period of retroactive effect thereof.

(b)           If any Lender requests additional or increased costs referred to in Section 2.12(d)(i) or amounts under Section 2.13(a) (any such Lender, an “Affected Lender”), then such Affected Lender shall use reasonable efforts to promptly designate a different one of its lending offices or to assign its rights and obligations hereunder to another of its offices or branches, if (i) in the reasonable judgment of such Affected Lender, such designation or assignment would eliminate or reduce amounts payable pursuant to Section 2.12(d)(i) or Section 2.13(a), as applicable, and (ii) in the reasonable judgment of such Affected Lender, such designation or assignment would not subject it to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to it.  Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by such Affected Lender in connection with any such designation or assignment.  If, after such reasonable efforts, such Affected Lender does not so designate a different one of its lending offices or assign its rights to another of its offices or branches so as to eliminate Borrower’s obligation to pay any future amounts to such Affected Lender pursuant to Section 2.12(d)(i) or Section 2.13(a), as applicable, then Borrower (without prejudice to any amounts then due to such Affected Lender under Section 2.12(d)(i) or Section 2.13(a), as applicable) may, unless prior to the effective date of any such assignment the Affected Lender withdraws its request for such additional amounts under Section 2.12(d)(i) or Section 2.13(a), as applicable, may seek a substitute Lender reasonably acceptable to Agent to purchase the Obligations owed to such Affected Lender and such Affected Lender’s Commitments hereunder (a “Replacement Lender”), and if such Replacement Lender agrees to such purchase, such Affected Lender shall assign to the Replacement Lender its Obligations and Commitments, pursuant to an Assignment and Acceptance Agreement, and upon such purchase by the Replacement Lender, such Replacement Lender shall be deemed to be a “Lender” for purposes of this Agreement and such Affected Lender shall cease to be a “Lender” for purposes of this Agreement.

3.           CONDITIONS; TERM OF AGREEMENT.

3.1           Conditions Precedent to the Initial Extension of Credit.  The obligation of each Lender to make its initial extension of credit provided for hereunder is subject to the fulfillment, to the satisfaction of Agent and each Lender, of each of the conditions precedent set forth on Schedule 3.1 (the making of such initial extension of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent).

3.2           Conditions Precedent to all Extensions of Credit.  The obligation of the Lender Group (or any member thereof) to make any Advances hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent:

(a)           the representations and warranties of Borrower contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate to an earlier date); and

(b)           no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof.

3.3           Maturity.  This Agreement shall continue in full force and effect for a term ending on March 31, 2014 (the “Maturity Date”).  The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.4           Effect of Maturity.  On the Maturity Date, all commitments of the Lender Group to provide additional credit hereunder shall automatically be terminated and all of the Obligations immediately shall become due and payable without notice or demand and Borrower shall be required to repay all of the Obligations in full.  No termination of the obligations of the Lender Group (other than payment in full of the Obligations and termination of the Commitments) shall relieve or discharge Borrower of its duties, obligations, or covenants hereunder or under any other Loan Document and Agent’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been paid in full and the Commitments have been terminated.  When all of the Obligations have been paid in full and the Lender Group’s obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrower’s sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent.

3.5           Early Termination by Borrower.  Borrower has the option, at any time upon 5 Business Days prior written notice to Agent, to terminate this Agreement and terminate the Commitments hereunder by repaying to Agent all of the Obligations in full.

4.           REPRESENTATIONS AND WARRANTIES.

In order to induce the Lender Group to enter into this Agreement, Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

4.1           Due Organization and Qualification; No Subsidiaries.

(a)           Borrower (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b)           Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

(c)           Borrower has no Subsidiaries.

4.2           Due Authorization; No Conflict.

(a)           The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

(b)           The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of Borrower except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of Borrower, other than Permitted Liens, or (iv) require any approval of Borrower’s interestholders or any approval or consent of any Person under any Material Contract of Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

4.3           Governmental Consents.  The execution, delivery, and performance by Borrower of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date.

4.4           Binding Obligations; Perfected Liens.

(a)           Each Loan Document has been duly executed and delivered by Borrower that is a party thereto and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b)           Agent’s Liens are validly created, perfected (other than (i) in respect of motor vehicles that are subject to a certificate of title and as to which Agent has not caused its Lien to be noted on the applicable certificate of title, and (ii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.11, and subject only to the filing of financing statements in the appropriate filing offices and the recordation of the Engine and Spare Parts Security Agreement with the FAA), and first priority Liens, subject only to Permitted Liens which by operation of law or contract would have priority over the Liens securing the Obligations.

4.5           Title to Assets; No Encumbrances.  Borrower has good and marketable title to all of its personal property assets that constitute Collateral and that are reflected in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements to the extent permitted hereby.

4.6           Jurisdiction of Organization; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims.

(a)           The name of (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of Borrower is set forth on Schedule 4.6 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement).

(b)           The chief executive office of Borrower is located at the address indicated on Schedule 4.6 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement).

(c)           Borrower’s tax identification number and organizational identification number, if any, are identified on Schedule 4.6 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement).

4.7           Litigation.

(a)           There are no actions, suits, or proceedings pending or, to the knowledge of Borrower, after due inquiry, threatened in writing against Borrower that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change.

(b)           Schedule 4.7(b) sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, [***] that, as of the Closing Date, is pending or, to the knowledge of Borrower, after due inquiry, threatened against Borrower, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of Borrower in connection with such actions, suits, or proceedings is covered by insurance.

4.8           Compliance with Laws.  Borrower (a) is not in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, or (b) is not subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal,

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

4.9           No Material Adverse Change.  All historical financial statements relating to Borrower that have been delivered by Borrower to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower’s financial condition as of the date thereof and results of operations for the period then ended.  Since September 30, 2009, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Change with respect to Borrower.

4.10           Fraudulent Transfer.

(a)           Borrower is Solvent.

(b)           No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

4.11           Employee Benefits; Benefit Arrangements.

(a)           Employee Benefits.  Borrower and its ERISA Affiliates do not maintain, sponsor, contribute to, administer, or have any liability with respect to any Foreign Pension Plan or Multiemployer Plan.  Schedule 4.11 sets forth each Benefit Plan of Borrower or its ERISA Affiliates.  Except as otherwise set forth in Schedule 4.11, (i) each Benefit Plan (and each related trust, insurance contract, or fund) is and has at all times been operated and maintained in material compliance with its terms and with all applicable laws, including ERISA and the IRC, (ii) each Benefit Plan (and each related trust, if any) has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the IRC, (iii) no ERISA Event has occurred that could reasonably be expected to result in liabilities in excess of [***], (iv) no Benefit Plan has an Unfunded Benefit Liability in an amount that could reasonably be expected to result in a Material Adverse Change, (iv) except as otherwise required by the termination and funding requirements of ERISA and the IRC and by any applicable collective bargaining agreements, Borrower and each of its ERISA Affiliates may, at any time and without material liability, terminate or cease making contributions to any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, to which such Person maintains or makes (or has any liability to make) contributions, or with respect to which such Person has any liability and (v) each group health plan (as defined in Section 607(l) of ERISA or Section 4980B(g)(2) of the IRC) that covers or has covered employees or former employees of Borrower or any of its ERISA Affiliates has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the IRC.

(b)           Benefit Arrangements.

(i)         All liabilities under the Benefit Arrangements are (A) funded to at least the minimum level required by applicable law including, but not limited to, ERISA and the IRC or, if higher, to the level required by the terms of any applicable collective-bargaining agreements, (B) insured with a reputable insurance company, (C) provided for or recognized in the financial statements most recently delivered to Agent pursuant to Section 5.1 hereof, or (D) estimated in the formal notes to the financial statements most recently delivered to Agent pursuant to Section 5.1 hereof, where such

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

failure to fund, insure, provide for, recognize or estimate the liabilities arising under such arrangements could reasonably be expected to result in a Material Adverse Change.

(ii)         There are no circumstances that may give rise to a liability in relation to the Benefit Arrangements that are not funded, insured, provided for, recognized or estimated in the manner described in clause (i) above that could reasonably be expected to result in a Material Adverse Change.

(iii)         Borrower and each of its ERISA Affiliates is in compliance with all applicable laws, trust documentation and contracts relating to the Benefit Arrangements (and each related trust, insurance contract, or fund), except to the extent that the non-compliance therewith could not reasonably be expected to result in a Material Adverse Change.

4.12           Environmental Condition.  Except as set forth on Schedule 4.12, (a) to Borrower’s knowledge, neither Borrower’s properties or assets has ever been used by Borrower or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in material violation of any applicable Environmental Law, (b) to Borrower’s knowledge, after due inquiry, Borrower’s properties or assets has not ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) Borrower has not received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrower, and (d) neither Borrower nor any of its facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

4.13           Intellectual Property.  To Borrower’s knowledge, Borrower owns, or hold licenses in, all trademarks, trade names, copyrights, patents, and licenses that are necessary to the conduct of its business as currently conducted.

4.14           Leases.  Borrower enjoys peaceful and undisturbed possession under all leases material to its business and to which it is a party or under which it is operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and, to Borrower’s knowledge, no material default by Borrower exists under any of them.

4.15           Deposit Accounts and Securities Accounts.  Set forth on Schedule 4.15 (as updated pursuant to the provisions of the Security Agreement from time to time) is a listing of all of Borrower’s Deposit Accounts into which the proceeds of Accounts that constitute so-called “corporate receivables”, so-called “general traffic receivables”, so-called “service sales receivables” or so-called “travel agent receivables” or Interline Receivables or Mileage Plan Receivables are deposited (or are expected to be deposited) (excluding, in each case, any Excluded Accounts), including, with respect to each bank (a) the name and address of such bank, and (b) the account numbers of such Deposit Accounts maintained with bank.  No proceeds of Borrower’s Accounts that constitute so-called “corporate receivables”, so-called “general traffic receivables”, so-called “service sales receivables” or so-called “travel agent receivables” or Interline Receivables or Mileage Plan Receivables are deposited (or are expected to be deposited) (excluding, in each case, any Excluded Accounts) into any Securities Account.

4.16           Complete Disclosure.  All factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrower’s industry) furnished by or on behalf of Borrower in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrower’s industry) hereafter furnished by or on behalf of Borrower in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.  The Projections delivered to Agent on November 17, 2009 represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent, Borrower’s good faith estimate, on the date such Projections are delivered, of Borrower’s future performance for the periods covered thereby based upon assumptions believed by Borrower to be reasonable at the time of the delivery thereof to Agent (it being understood that such Projections are subject to uncertainties and contingencies, many of which are beyond the control of Borrower, that no assurances can be given that such Projections will be realized, and that actual results may differ in a material manner from such Projections).

4.17           Material Contracts.  Set forth on Schedule 4.17 (as such Schedule shall automatically be deemed updated from time to time when new or amended Material Contracts are filed with the SEC) is a reasonably detailed description of the Material Contracts of Borrower as of the most recent date on which Borrower provided its Compliance Certificate pursuant to Section 5.1.

4.18           Patriot Act.  To the extent applicable, Borrower is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”).  No part of the proceeds of the loans made hereunder will be used by Borrower or any of its Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.19           Indebtedness.  Set forth on Schedule 4.19 is a true and complete list of all Indebtedness of Borrower outstanding immediately prior to the Closing Date that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.  The Chattel Mortgage dated as of May 1, 1962 between Borrower, as mortgagor, and Home Life Insurance Company and State Mutual Life Assurance Company of America, jointly as mortgagees, which was recorded by the Federal Aviation Administration on May 17, 1962 and assigned Conveyance No. A198036, as supplemented (the “Chattel Mortgage”), is no longer of any force or effect.  Borrower is not indebted to Home Life Insurance Company, State Mutual Life Assurance Company, or either of their respective successors or assigns under such Chattel Mortgage.

4.20           Payment of Taxes.  Except as otherwise permitted under Section 5.5, all tax returns and reports of Borrower required to be filed by it have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Borrower or upon its assets, income, businesses and franchises that are due and payable have been paid when due and payable.  Borrower has made adequate provision in accordance with GAAP for all taxes not yet due and payable.  Borrower knows of no proposed tax assessment against Borrower that is not being actively contested by Borrower diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

4.21           Margin Stock.  Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.  No part of the proceeds of the loans made to Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the United States Federal Reserve.

4.22           Governmental Regulation.  Borrower is not subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.  Borrower is not a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

4.23           OFAC.  Borrower is not in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC.  Borrower (a) is not a Sanctioned Person or a Sanctioned Entity, (b) does not have its assets located in Sanctioned Entities, or (c) does not derive revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.  No proceeds of any loan hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

4.24           Employee and Labor Matters.  Except as set forth on Schedule 4.24, there is (i) no unfair labor practice complaint pending or, to the knowledge of Borrower, threatened against Borrower before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against Borrower which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against Borrower that could reasonably be expected to result in a material liability, or (iii) to the knowledge of Borrower, after due inquiry, no union representation question existing with respect to the employees of Borrower and no union organizing activity taking place with respect to any of the employees of Borrower.  Borrower has not incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied.  The hours worked and payments made to employees of Borrower have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.  All material payments due from Borrower on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrower, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

4.25           PDP Facility and Bank Facility Documents.

(a)           As of the Closing Date, Borrower has delivered to Agent a complete and correct copy of the Bank Facility Documents, including all schedules and exhibits thereto.  Borrower is not in default in the performance or compliance with any provisions of the Bank Facility Documents.

(b)           As of the Closing Date, Borrower has made available to Agent a complete and correct copy of the PDP Facility Documents, including all schedules and exhibits thereto.  Borrower is not in default in the performance or compliance with any provisions of the PDP Facility Documents.

(c)           To Borrower’s knowledge, the Bank Facility Documents comply in all material respects with all applicable laws.  The Bank Facility Documents are in full force and effect as of the Closing Date and have not been terminated, rescinded or withdrawn as of such date.

(d)           To Borrower’s knowledge, the PDP Facility Documents comply in all material respects with all applicable laws.  The PDP Facility Documents are in full force and effect as of the Closing Date and have not been terminated, rescinded or withdrawn as of such date.

4.26           Eligible Accounts.  As to each Receivable that is identified by Borrower as an Eligible Account in a Borrowing Base Certificate submitted to Agent, such Receivable is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the rendition of services to such Account Debtor or the sale of mileage awards, miles, or credits, in each case, in the ordinary course of Borrower’s business, (b) owed to Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria (other than Agent-discretionary criteria) set forth in the definition of Eligible Accounts.

4.27           Spare Parts.

(a)           Borrower keeps correct and accurate records itemizing and describing the type, serviceability, and quantity of its Spare Parts.  In the case of Spare Parts identified by Borrower as an Eligible Extendable or Eligible Replaceable Spare Part, as applicable, in the most recent Borrowing Base Certificate submitted to Agent, Borrower has full legal and beneficial ownership to such Spare Parts (other than those disposed of since such date to the extent permitted hereunder), free and clear of all Liens (other than non-consensual Permitted Liens).

(b)           Each Spare Part that is identified by Borrower as an Eligible Expendable or Eligible Replaceable Spare Part, as applicable, in the most recent Borrowing Base Certificate submitted to Agent is, as of the date of such Borrowing Base Certificate (i) of good and merchantable quality, free from material defects, serviceable in accordance with the Maintenance Program, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program and has all required FAA serviceability tags or records applicable thereto and, if required by the FAA or the Maintenance Program, back to birth records and all other documents required by the Maintenance Program, (ii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Expendables or Eligible Replaceable Spare Parts, as applicable, and (iii) accurately described in such Borrowing Base Certificate (including by manufacturer’s serial number or manufacturer’s part number, as applicable, if a serialized Spare Part that Borrower customarily tracks by serial number, and location).

(c)           Except to the extent permitted by Section 5.17(b), the Spare Parts of Borrower are in the possession and control of Borrower, used or held for use in Borrower’s business, and only located at the locations identified on Schedule 4.27 (as such Schedule may be updated pursuant to Section 5.17(b)).

(d)           Schedule 1.1(S) of the Engine and Spare Parts Security Agreement contains a true and complete summary description by type and location of all of the Spare Parts owned by Borrower that are located in the United States (other than Spare Parts that are specifically excluded from Schedule 1.1(S) pursuant to the terms of the Engine and Spare Parts Security Agreement) as of each date that this representation and warranty is given.  The Spare Parts located in the United States are primarily maintained for the purposes of installing such Spare Parts on Aircraft, Engines, or Appliances operated by Borrower.

(e)           Borrower possesses all necessary certificates, permits, rights, authorizations and concessions and consents which are material to the repair, refurbishment, or overhaul of any of the Spare Parts (to the extent Borrower performs any of such actions) or to the maintenance, use, operation, or sale of any of the Spare Parts.

(f)           Borrower uses, stores, maintains, overhauls, repairs, and refurbishes (or causes a duly authorized FAA repair station or overhaul vendor to maintain, overhaul, repair, and refurbish) all Spare Parts and maintains books and records with respect thereto in compliance with the material requirements of applicable law (including the provision of all required FAA serviceability tags or records where applicable) and with the Maintenance Program, except for such requirements of applicable law the validity or applicability of which are being protested by Borrower so long as (i) such protest is instituted promptly and prosecuted diligently by Borrower in good faith, (ii) there is no material risk of any sale, forfeiture, or loss of any Spare Part or diminution in value of any Spare Part as a result of such contest, (iii) there is no risk of any criminal liability, or any material civil liability, for Borrower, Agent, or any of the Lenders as a result of such contest, (iv) Agent is satisfied that while such contest is pending, there is no impairment of the enforceability, validity, or priority of any of the Agent’s Liens on the Spare Parts, and (v) there is no material risk of any adverse affect on the ownership interest of Borrower in such Spare Part.

4.28           Ground Service Equipment and Engines.

(a)           Borrower keeps correct and accurate records itemizing and describing the type and quantity of its Ground Service Equipment and the Designated Engines.  In the case of Ground Service Equipment and Engines identified by Borrower as an item of Eligible Ground Service Equipment or an Eligible Engine, as applicable, in the most recent Borrowing Base Certificate submitted to Agent, Borrower has full legal and beneficial ownership to such Ground Service Equipment and Engines (other than assets that have been disposed of since the date of such Borrowing Base Certificate if and so long as the disposition of such assets was not prohibited hereby), free and clear of all Liens (other than non-consensual Permitted Liens).

(b)           Each item of Ground Service Equipment that is identified by Borrower as an item of Eligible Ground Service Equipment in the most recent Borrowing Base Certificate submitted to Agent is, as of the date of such Borrowing Base Certificate (i) of good and merchantable quality and in good operating condition (except for those items of Eligible Ground Service Equipment that are being repaired so long as the applicable repairs are routine repairs that are not expected to take more than a normal service period to complete), (ii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Ground Service Equipment, and (iii) accurately described in such Borrowing Base Certificate (including by manufacturer’s serial number or manufacturer’s part number, as applicable, if a serialized item of Ground Service Equipment that Borrower customarily tracks by serial number, location, and, to the knowledge of a Responsible Officer of Borrower, whether the subject of a certificate of title).

(c)           Each Engine that is identified by Borrower as an Eligible Engine in the most recent Borrowing Base Certificate submitted to Agent is, as of the date of such Borrowing Base Certificate (i) either (A) of good and merchantable quality, free from defects, serviceable in accordance with the Maintenance Program, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program and has all required FAA serviceability tags or records applicable thereto and, if required by the FAA or the Maintenance Program, back to birth records and all other documents required by the Maintenance Program or (B) following customary repairs that are not expected to take more than a normal service period to complete, will be of good and merchantable quality, free from defects, serviceable in accordance with the Maintenance Program, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program and has all required FAA serviceability tags or records applicable thereto and, if required by the FAA or the Maintenance Program, back to birth records and all other documents required by the Maintenance Program, (ii) not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Engines, and (iii) accurately described in such Borrowing Base Certificate (including by manufacturer’s serial number).

(d)           Except to the extent permitted by Section 5.18, the Ground Service Equipment is in the possession and control of Borrower, is used or held for use in Borrower’s business, and is stored at the locations identified on Schedule 4.28(d) (as such Schedule may be updated pursuant to Section 5.18).

(e)           Except to the extent permitted by Section 5.18, the Designated Engines are in the possession and control of Borrower, are used or held for use in Borrower’s business, and are stored at the locations identified on Schedule 4.28(e) (as such Schedule may be updated pursuant to Section 5.18).

(f)           Except for those Designated Engines that have been sold, leased, or disposed of pursuant to a Permitted Exchange, Schedule D-2 contains a true and complete summary description by type and serial number of the Designated Engines and, unless such Designated Engines have been sold, leased, or disposed of pursuant to a Permitted Lease or a Permitted Exchange, unless such Designated Engines are attached to an Aircraft owned or leased by Borrower pursuant to a Permitted Engine Installation, or unless such Designated Engines are out for repair, such Engines are located at the locations identified on Schedule 4.28(e)

(e)           Borrower possesses all necessary certificates, permits, rights, authorizations and concessions and consents which are material to the repair, refurbishment, or overhaul of any of the Designated Engines (to the extent Borrower performs any of such actions) or to the maintenance, use, operation, or sale of any of such Engines.

(f)           Borrower uses, stores, maintains, overhauls, repairs, and refurbishes (or causes a duly authorized FAA repair station to maintain, overhaul, repair, and refurbish) all of the Designated Engines and maintains books and records with respect thereto in compliance with the material requirements of applicable law (including the provision of all required FAA serviceability tags or records where applicable) and with the Maintenance Program, except for such requirements of applicable law the validity or applicability of which are being protested by Borrower so long as (i) such protest is instituted promptly and prosecuted diligently by Borrower in good faith, (ii) there is no material risk of any sale, forfeiture, or loss of any such Engine or diminution in value of any such Engine as a result of such contest, (iii) there is no risk of any criminal liability, or any material civil liability, for Borrower, Agent, or any of the Lenders as a result of such contest, (iv) Agent is satisfied that while such contest is pending, there is no impairment of the enforceability, validity, or priority of any of the Agent’s Liens on such Engines, and (v) there is no material risk of any adverse affect on the ownership interest of Borrower in such Engines.

4.29           Air Carrier.  Borrower is a Certificated Air Carrier.  Borrower possesses all other necessary certificates, franchises, air carrier and other licenses, permits, rights, authorizations and concessions and consents which are material to the operation of Aircraft operated by it and routes flown by it and the conduct of its business and operations as currently conducted.

5.           AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower shall comply with each of the following:

5.1           Financial Statements, Reports, Certificates.  Deliver to Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.1 no later than the times specified therein.  In addition, Borrower agrees to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP.  Borrower shall also (a) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to its sales, and (b) maintain its billing systems/practices as approved by Agent prior to the Closing Date and shall only make material modifications thereto if such modifications comply with GAAP and are not materially adverse to the interests of the Lenders or if such modifications are required to comply with Accounting Changes or applicable law (including the rules and regulations of the SEC).

5.2           Collateral Reporting.  Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the reports set forth on Schedule 5.2 at the times specified therein. In addition, Borrower agrees to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth on such Schedule.

5.3           Existence.  Except as otherwise permitted under Section 6.3 or Section 6.4, at all times maintain and preserve in full force and effect its existence (including being in good standing in its jurisdiction of organization) and all rights and franchises, licenses and permits material to its business; provided, however, that Borrower shall not be required to preserve any such right or franchise, licenses or permits if Borrower’s Responsible Officers determine that the preservation thereof is no longer desirable in the conduct of the business of Borrower and that the loss thereof is not disadvantageous in any material respect to Borrower or to the Lenders.

5.4           Maintenance of Properties.  Maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, and casualty excepted and Permitted Dispositions excepted, and comply with the material provisions of all material leases to which it is a party as lessee, so as to prevent the loss or forfeiture thereof, unless such provisions are the subject of a Permitted Protest.

5.5           Taxes.  Cause all assessments and taxes imposed, levied, or assessed against Borrower or any of its assets or in respect of any of its income, businesses, or franchises to be paid in full, before delinquency or before the expiration of any extension period, except to the extent (a) the validity of such assessment or tax shall be the subject of a Permitted Protest or (b) such assessments or taxes do not exceed  $250,000 in the aggregate at any one time.  Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes.

5.6           Insurance.  At Borrower’s expense, maintain insurance respecting Borrower’s assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses (including all-risk ground coverage of Borrower’s Spare Parts, Designated Engines, and Ground Service Equipment).  Borrower also shall maintain general liability, aircraft public liability insurance (including (i) passenger legal liability, and (ii) if such insurance is then generally carried by major United States air carriers, aircraft war risk and allied perils insurance in accordance with London form AVN52E (as in effect on the date hereof or in accordance with the FAA’s Chapter 443 Aviation Insurance Policy as in effect on the date hereof) or its equivalent form), cargo liability insurance, and war risk and allied perils hull (including confiscation, expropriation, nationalization and seizure by a government other than the United States), terrorist and hijacking insurance, product liability insurance, director’s and officer’s liability insurance, fiduciary liability insurance, and employment practices liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation.  All such policies of insurance shall be with creditworthy, responsible and reputable insurance companies and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located (it being understood that the insurance coverage reflected on the certificates of insurance delivered to Agent on the Closing Date is acceptable to Agent.  All deductibles shall be in an amount reasonably satisfactory to Agent (it being understood that the deductibles reflected on the certificates of insurance delivered to Agent on the Closing Date are acceptable to Agent).  All property insurance policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies; provided, however, that if insurance proceeds are paid to Agent pursuant to such clauses or endorsements, then (a) so long as at the time the proceeds are received (i) no Default or Event of Default has occurred and is continuing and so long as no Overadvance exists, and (ii) the Threshold Usage Amount does not exist, then such amounts received by Agent shall be promptly remitted by Agent to Borrower, and (b) otherwise, such amounts received by Agent shall be promptly applied by Agent to the repayment of the Obligations in accordance with Section 2.4(b) (with Borrower being relieved of any obligation to make payment of any Funding Losses that may be incurred as a result of such repayment of the Obligations); provided further, however, that if, at the time that a claim for such amounts is first made by Borrower under its insurance policies, no Default or Event of Default has occurred and is continuing, no Overadvance exists, and the Threshold Usage Amount does not exist, Borrower may request that Agent notify Borrower’s insurance broker to remit (or cause to be remitted) the applicable payment directly to Borrower (instead of to Agent) and, if it receives such a request and if the requisite conditions are satisfied, Agent shall promptly notify such broker to remit (or cause to be remitted) the applicable payment directly to Borrower.  All certificates of property and general liability insurance are to be delivered to Agent, with the loss payable (but only in respect of Collateral) and additional insured endorsements in favor of Agent and shall provide (except any policy of insurance placed with the FAA) for not less than 30 days (10 days in the case of non-payment and 7 days in the case of war risk and allied perils coverage if and to the extent available) prior written notice to Agent of the exercise of any right of cancellation.  If Borrower fails to maintain such insurance, Agent may arrange for such insurance, but at Borrower’s expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.  Borrower shall give Agent prompt notice of (i) any loss exceeding $5,000,000 covered by its casualty insurance, and (ii) any cancellation of any policy of insurance.  Upon the occurrence and during the continuance of an Event of Default and so long as the Threshold Usage Amount exists, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

5.7           Inspection.  Permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower; provided, however, that so long as no Event of Default shall have occurred and be continuing, Borrower shall not be obligated to reimburse Agent for more than 2 audits during any calendar year, more than 1 appraisal of the Collateral during any calendar year, or more than 1 business valuation during any calendar year; provided further, however, if no Advances have been made in any calendar year and no Event of Default shall have occurred and be continuing, Borrower shall not be obligated to reimburse Agent for more than 1 audit during any calendar year.

5.8           .Compliance with Laws.  Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

5.9           Environmental.

(a)           Keep any property either owned or operated by Borrower free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,

(b)           Comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance when and if Agent reasonably requests,

(c)           Promptly notify Agent of any release of which a Responsible Officer of Borrower has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by Borrower and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law, and

(d)           Promptly, but in any event within 5 Business Days of receipt thereof by a Responsible Officer, provide Agent with written notice of any of the following:  (i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against Borrower, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority; provided that, in each case, the event, individually or when added to all other such events, is reasonably expected to involve $1,000,000 or more in remediation costs; provided, however, that Borrower shall not be required to provide such written notice relative to individual violations, citations, or other administrative orders that are reasonably expected to involve, individually or as part of a series of related events, less than $100,000 in remediation costs.

5.10           Disclosure Updates.  Promptly and in no event later than 5 Business Days after a Responsible Officer obtains knowledge thereof, notify Agent if any written information, exhibit, or report furnished to Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made.  The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.

5.11           [Intentionally omitted].

5.12           Further Assurances.  At any time upon the reasonable request of Agent, execute or deliver to Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title (provided, however, that certificates of title shall only be required to be endorsed to reflect Agent’s security interest in the subject vehicles if Borrower elects so as to include the vehicles in the Borrowing Base or if an Event of Default has occurred and is continuing), and all other documents (collectively, the “Additional Documents”) that Agent may reasonably request to create, perfect, and continue perfected or to better perfect Agent’s Liens in the collateral described in the Security Agreement or the Engine and Spare Parts Security Agreement of Borrower (whether now owned or hereafter arising or acquired, tangible or intangible) and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents.  To the maximum extent permitted by applicable law, if Borrower refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, Borrower hereby authorizes Agent to execute any such Additional Documents in Borrower’s name, as applicable, and authorizes Agent to file such executed Additional Documents in any appropriate filing office.

5.13           Lender Meetings.  Within 120 days after the close of each fiscal year of Borrower, at the request of Agent or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of Agent or Borrower, by conference call) with all Lenders who choose to attend such meeting, at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Borrower and the projections presented for the current fiscal year of Borrower.

5.14           Material Contracts.  Make available to Agent (including by virtue of the filing thereof with the SEC), contemporaneously with the filing thereof with the SEC, copies of (a) each Material Contract entered into since the Closing Date or, after the Closing Date, since the previous delivery pursuant to this Section, and (b) each material amendment or modification of any Material Contract entered into since the Closing Date or, after the Closing Date, since the previous delivery pursuant to this Section.

5.15           [Intentionally Omitted].

5.16           [Intentionally Omitted].

5.17           Spare Parts.

(a)           Store all Eligible Expendables and Eligible Replaceable Spare Parts only at the locations set forth on Schedule 4.27 and not permit any Eligible Expendables or Eligible Replaceable Spare Parts to be located at the premises of or otherwise put into the possession or control of any bailee, warehouseman, FAA repair station, servicer, mechanic, vendor, supplier, or other Person); provided however, that Borrower may amend Schedule 4.27 to add additional locations so long as (i) such amendment occurs by written notice received by Agent not less than 20 days prior to the date on which such Spare Parts are moved to such new location, (ii) at least 5 Business Days prior to the date on which such Spare Parts are moved to such new location, Borrower executes, delivers, and records any amendment or supplement to the Engine and Spare Parts Security Agreement that Agent reasonably requests in order to reflect such new location as a permitted location and in order to perfect and continue perfected Agent’s security interest in the Spare Parts to be located at such new location, and (iii) such new location is within the United States (exclusive of its territories and possessions); provided further, however, that so long as such transit is in the ordinary course of Borrower’s business, (A) Borrower may move Eligible Expendables and Eligible Replaceable Spare Parts to the location of Aircraft operated by Borrower or Engines for the purpose of completing a Permitted Spare Parts Installation, and (B) Borrower may move Eligible Expendables and Eligible Replaceable Spare Parts from any location in the United States identified on Schedule 4.27 to any other location in the United States identified on Schedule 4.27.

(b)           Store all Spare Parts of Borrower not designated as Eligible Expendables or Eligible Replaceable Spare Parts only at the locations identified on Schedule 4.27 (and not permit any Spare Parts to be located at the premises of or otherwise put into the possession or control of any bailee, warehouseman, FAA repair station, servicer, mechanic, vendor, supplier, or other Person); provided however, that (i) any Spare Part that is not an Eligible Expendable or Eligible Replaceable Spare Part may be transported to or from, or in the possession of or under the control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or similar Person for purposes of repair in the ordinary course of Borrower’s business and any Spare Parts that are in the possession or control of such Persons shall immediately cease to be Eligible Expendables or Eligible Replaceable Spare Parts, as applicable, (ii) so long as such transit is in the ordinary course of Borrower’s business, Borrower may move Spare Parts from any location in the United States identified on Schedule 4.27 to any other location in the United States identified on Schedule 4.27; (iii) so long as (A) no Event of Default has occurred and is continuing or would result therefrom, (B) such transit is in the ordinary course of Borrower’s business, and (C) the aggregate value of all Spare Parts moved to all such foreign locations, in the aggregate, does not exceed [***], Borrower may move Spare Parts that are not Eligible Expendables or Eligible Replaceable Spare Parts from any location in the United States identified on Schedule 4.27 to any location outside the United States or to locations at territories or possessions of the United States; (iv) so long as such transit is in the ordinary course of Borrower’s business, Borrower may move Spare Parts that are not Eligible Expendables or Eligible Replaceable Spare Parts from any location outside the United States (including locations at territories or possessions of the United States) to any other location outside the United States (including locations at territories or possessions of the United States), and (v) so long as in the ordinary course of Borrower’s business, Borrower may lend Spare Parts to, or exchange Spare Parts with, other airlines.

(c)           Maintain in effect the Spare Parts Tracking System.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)           Maintain, with respect to Spare Parts, all records, logs, serviceability tags and other documents and materials required by applicable law, including the FARs, or by the Maintenance Program.

(e)           Except for Permitted Dispositions or Permitted Spare Parts Installations, not permit any Spare Parts to be leased, sold, exchanged, disposed of, or affixed, attached or installed to or on any Aircraft, Engine, or other Equipment.

5.18           Ground Service Equipment and Engines.

(a)           Unless an item of Eligible Ground Service Equipment is out for repair, store the Eligible Ground Service Equipment only at the locations set forth on Schedule 4.28(d); provided, however that so long as such transit is in the ordinary course of Borrower’s business, Eligible Ground Service Equipment may be in transit between the locations on Schedule 4.28(d); provided further, however, that (i) Borrower may amend Schedule 4.28(d) to add additional locations so long as (A) such amendment occurs by written notice received by Agent not less than 20 days prior to the date on which such Ground Service Equipment is moved to such new location, and (B) such new location is within the United States (exclusive of its territories and possessions).

(b)           Unless a Designated Engine is attached to one of the Aircraft operated by Borrower as a result of a Permitted Engine Installation, is the subject of a Permitted Lease, or is out for repair, store the Designated Engines only at the locations identified on Schedule 4.28(e); provided, however that so long as such transit is in the ordinary course of Borrower’s business, such Engines may be (i) in transit between the locations on Schedule 4.28(e), and (ii) moved to the location of an Aircraft operated by Borrower for the purpose of completing a Permitted Engine Installation; provided further, however, that (i) Borrower may amend Schedule 4.28(e) to add additional locations so long as (A) such amendment occurs by written notice received by Agent not less than 20 days prior to the date on which such Designated Engines are moved to such new location, and (B) such new location is within the United States (exclusive of its territories and possessions).

(c)           Except for Permitted Dispositions, not permit any Eligible Ground Service Equipment to be leased, sold, exchanged, or otherwise disposed of.

(d)           Unless a Designated Engine is attached to one of the Aircraft operated by Borrower as a result of a Permitted Engine Installation, is the subject of a Permitted Lease, or has been the subject of a Permitted Disposition, not permit any Designated Engine to be leased, sold, exchanged, disposed of, or affixed, attached or installed to or on any Aircraft.

5.19           Benefit Plans.

(a)           A Responsible Officer of Borrower shall provide (or cause to be provided) to Agent promptly and in any event within 5 Business Days (if the Threshold Usage Amount exists) or within 20 Business Days (if the Threshold Usage Amount does not exist) after (i) Borrower or any of its ERISA Affiliates knows or has reason to know that, with respect to any Benefit Plan, any ERISA Event that could reasonably be expected to result in liabilities in excess of [***] has occurred or is likely to occur within the following 30 days or that any of the covenants set forth in Section 5.19(b), (c), (d), or (e), below are untrue or are likely to be untrue within the following 30 days, a statement of Responsible Officer of Borrower setting forth the details of such occurrence or the likelihood of such occurrence and the action, if any, which the Borrower or ERISA Affiliate proposes to take with respect thereto, (ii) written request from

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agent, copies of the most-recent annual report and all schedules and attachments thereto filed with the Internal Revenue Service or the U.S. Department of Labor, (iii) written request from Agent, copies of the most recently-prepared actuarial reports in relation to the Benefit Plans and the Benefit Arrangements and such other information concerning any Benefit Plan or Benefit Arrangement as may be reasonably requested by Agent, and (iv) written request from Agent, a certificate of a Responsible Officer certifying that each required contribution with respect to a Benefit Plan was timely made,

(b)           With respect to years before the effective date of the Pension Act as it applies to each Benefit Plan, no accumulated funding deficiency (as defined in ERISA Section 302 and IRC Section 412), whether or not waived, exits with respect to any Benefit Plan,

(c)           The minimum funding standards under the Pension Funding Rules with respect to each Benefit Plan have been satisfied and will be satisfied at all times.

(d)           Neither the Borrower nor any ERISA Affiliate will maintain, sponsor, contribute to, administer, or have any liability with respect to any Foreign Pension Plan or Multiemployer plan.

(e)           No liability to the PBGC has been incurred or will be incurred by the Borrower or any ERISA Affiliate with respect to any Benefit Plan.

6.           NEGATIVE COVENANTS.

Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower will not do any of the following:

6.1           Indebtedness.  Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.

6.2           Liens.  Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

6.3           Restrictions on Fundamental Changes.

(a)           Other than in order to consummate a Permitted Acquisition, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock,

(b)           Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or

(c)           Suspend or go out of a substantial portion of its business, except in connection with the transactions permitted pursuant to Section 6.4.

6.4           Disposal of Assets.  Other than Permitted Dispositions, Permitted Investments, or transactions expressly permitted by Sections 6.3 and 6.11, convey, sell, lease, license, assign, transfer, or otherwise dispose of (or enter into an agreement to convey, sell, lease, license, assign, transfer, or otherwise dispose of) any of Borrower’s assets.

6.5           Change Name.  Change Borrower’s name, organizational identification number, state of organization or organizational identity; provided, however, that Borrower may change its name upon at least 10 days prior written notice to Agent of such change.

6.6           Nature of Business.  Make any change in the nature of its business as described in Schedule 6.6 or acquire any properties or assets that are not reasonably related to the conduct of such business activities;

provided, however, that the foregoing shall not prevent Borrower from engaging in any business that is reasonably related or ancillary to its business.

6.7           Prepayments and Amendments.

(a)           Except in connection with Refinancing Indebtedness permitted by Section 6.1,

(i)         if by doing so Borrower’s Liquidity would drop below that required by Section 7, optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower, other than the Obligations in accordance with this Agreement,

(ii)         make any payment on account of Indebtedness that has been contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions, or

(b)           Directly or indirectly, amend, modify, or change any of the terms or provisions of

(i)         any agreement, instrument, document, indenture, or other writing evidencing  or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) [intentionally omitted], (C) Indebtedness permitted under the definition of Permitted Indebtedness (other than Indebtedness permitted under clauses (g) or (h) of the definition of Permitted Indebtedness), and (D) Indebtedness permitted under clauses (g) or (h) of the definition of Permitted Indebtedness so long as such amendment, modification, or change (x) could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, and (y) would not otherwise cause Borrower to breach any of the provisions of this Agreement,

(ii)         any Material Contract except to the extent that such amendment, modification, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders, or

(iii)         the Governing Documents of Borrower if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders.

6.8           Change of Control.  Cause, permit, or suffer, directly or indirectly, any Change of Control.

6.9           Restricted Junior Payments.  Make any Restricted Junior Payment; provided, however, that, so long as it is permitted by law, and so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom,

(a)           Borrower may make distributions to former employees, officers, or directors of Borrower (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Stock of Group held by such Persons, provided, however, that the aggregate amount of such redemptions made by Borrower during the term of this Agreement plus the amount of Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness, does not exceed [***] in the aggregate,

(b)           Borrower may make distributions to former employees, officers, or directors of Borrower (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of Indebtedness of such Persons owing to Borrower on account of repurchases of the Stock of Group held by such Persons; provided that such Indebtedness was incurred by such Persons solely to acquire Stock of Group,

(c)           Borrower may declare and pay dividends or make distributions to Group, the proceeds of which shall be used by Group solely to pay (i) (y) franchise taxes (other than income taxes) and other fees, taxes and expenses required to maintain its corporate existence or arising as a result of its ownership of Borrower, and (z) federal, state and local income taxes, to the extent such income taxes are attributable to the income of Borrower; provided that the amount of such payments in any fiscal year does not exceed the amount that Borrower would be required to pay in respect of federal, state and local taxes for such fiscal year were Borrower to pay such taxes separately from Group, and (ii) ordinary course operating and corporate overhead expenses and administrative and similar expenses related to its existence and ownership of Borrower, and

(d)      Borrower may declare and pay dividends or make distributions to Group so long as (i) no Event of Default has occurred and is continuing or would result therefrom and (i) Borrower has Liquidity of $600,000,000, or greater, before and immediately after giving effect thereto.

6.10           Accounting Methods.  Modify or change its fiscal year or its method of accounting (other than changes to its method of accounting if such changes comply with GAAP and are not materially adverse to the interests of the Lenders or if such changes are required to comply with Accounting Changes or applicable law (including the rules and regulations of the SEC)).

6.11           Investments; Controlled Investments.

(a)           Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment.

(b)           Establish or maintain any Deposit Account in to which proceeds of Borrower’s Accounts that constitute so-called “corporate receivables”, so-called “general traffic receivables”, so-called “service sales receivables” or so-called “travel agent receivables” or Interline Receivables or Mileage Plan Receivables are deposited (or are expected to be deposited) (excluding, in each case, any Excluded Accounts) unless Borrower and the applicable bank have entered into a Control Agreement with Agent governing such Deposit Account in order to perfect (and further establish) Agent’s Liens in such Deposit Accounts.

(c)           Establish or maintain any Deposit Account in to which proceeds of Borrower’s Accounts that constitute so-called “corporate receivables”, so-called “general traffic receivables”, so-called “service sales receivables” or so-called “travel agent receivables” or Interline Receivables or Mileage Plan Receivables are deposited (or are expected to be deposited) (excluding, in each case, any Excluded Accounts) other than the Deposit Accounts that are identified on Schedule 4.15.

(d)           Establish or maintain any Securities Account in to which proceeds of Borrower’s Accounts that constitute so-called “corporate receivables”, so-called “general traffic receivables”, so-called “service sales receivables” or so-called “travel agent receivables” or Interline Receivables or Mileage Plan Receivables are deposited (or are expected to be deposited) (excluding, in each case, any Excluded Accounts).

6.12           Transactions with Affiliates.  Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower unless such transaction, taken as a whole, is substantially as favorable to Borrower as would be obtainable by Borrower in a comparable arm’s length transaction with a Person other than an Affiliate, except for:

(a)           so long as it has been approved by Borrower’s board of directors (or comparable governing body) in accordance with applicable law, any indemnity provided for the benefit of directors (or comparable managers) of Borrower, and

(b)           transactions permitted by Section 6.3 or Section 6.9.

6.13           Use of Proceeds.  Use the proceeds of the Advances for any purpose other than, consistent with the terms and conditions hereof, for its lawful and permitted purposes (including that no part of the proceeds of the loans made to Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the United States Federal Reserve).

6.14           Limitation on Issuance of Stock. Except for the issuance or sale of common stock or Permitted Preferred Stock by Borrower, issue or sell or enter into any agreement or arrangement for the issuance and sale of any of its Stock.

6.15           Equipment with Bailees.  Store the Equipment of Borrower that constitutes a portion of the Collateral at any time now or hereafter with a bailee, warehouseman, or similar party except as expressly permitted pursuant to Section 5.17 or Section 5.18.

7.           FINANCIAL COVENANT. Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower shall have Liquidity of at least $500,000,000 at all times.

8.           EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

8.1           If Borrower fails to pay when due and payable, or when declared due and payable, (a) all or any portion of the Obligations consisting of interest or scheduled fees (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) and such failure continues for a period of 3 Business Days after the date of Borrower’s receipt of written notice thereof (which notice shall have been sent by Agent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), or (b) all or any portion of the Obligations consisting of unscheduled fees or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal, interest, or scheduled fees) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) and such failure continues for a period of 30 days after the date of Borrower’s receipt of written notice thereof (which notice shall have been sent by Agent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), or (c) all or any portion of the principal of the Obligations;

8.2           If Borrower:

(a)           fails to perform or observe any covenant or other agreement contained in any of Sections 5.6 or 7 (any of which such failures shall not be an Event of Default if no Threshold Usage Amount exists unless such failures continue for a period of 1 Business Days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent);

(b)           fails to perform or observe any covenant or other agreement contained in any of (i) Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.7, 5.8, 5.10, 5.12, 5.13, 5.14, 5.17, 5.18, or 5.19 of this Agreement, (ii)

Sections 6.1 through 6.15 of this Agreement, (iii) Section 6 of the Security Agreement, or (iv) Section 4 of the Engine and Spare Parts Security Agreement, and any such failure continues for a period of 10 Business Days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent; or

(c)           fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 8 (in which event such other provision of this Section 8 shall govern), and such failure continues for a period of 30 days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent;

8.3           If one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $30,000,000, or more (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against Borrower or any of its assets, and either (a) there is a period of 30 consecutive days  at any time after the entry of any such judgment, order, or award during which (i) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (ii) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award;

8.4           If an Insolvency Proceeding is commenced by Borrower;

8.5           If an Insolvency Proceeding is commenced against Borrower and any of the following events occur: (a) Borrower consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower, or (e) an order for relief shall have been issued or entered therein;

8.6           If Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of the business affairs of Borrower;

8.7           If there is a default in one or more agreements to which Borrower is a party with one or more third Persons relative to Borrower’s Indebtedness involving an aggregate amount of $30,000,000 or more, and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of Borrower’s obligations thereunder;

8.8           If any warranty, representation, certificate, statement, or Record (each, a “Representation”) made herein or in any other Loan Document or delivered in writing to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any Representations that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof and if (a) at the time when issued, made, or deemed made, such untrue Representation was made with knowledge that it was untrue or with reckless disregard of the truth, or (b) such Representation is not capable of being cured, or (c) at the time when issued, made, or deemed made, such Representation was not made with knowledge that it was untrue or with reckless disregard of the truth, such Representation is capable of being cured, and such Representation is not cured within 10 Business Days after the earlier of (i) the date on which such untrue Representation first became known to any Responsible Officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent;

8.9           [Intentionally Omitted];

8.10           If the Security Agreement, the Engine and Spare Parts Security Agreement, or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent of Permitted Liens which by operation of law or contract would have priority, first priority Lien on the Collateral covered thereby, except (a) as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement, or (b) as the result of an action or failure to act on the part of Agent;

8.11           The validity or enforceability of any Loan Document shall at any time for any reason  (other than solely as the result of an action or failure to act on the part of Agent) be declared to be null and void, or a proceeding shall be commenced by Borrower seeking to establish the invalidity or unenforceability thereof, or Borrower shall deny that Borrower has any liability or obligation purported to be created under any Loan Document; or

8.12           If any of the following events occur and such events continue in existence for a period of 15 Business Days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of Borrower or (ii) the date on which written notice thereof is given to Borrower by Agent:

(a)           If Borrower or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any of them incurs a withdrawal liability in a total amount that is or exceeds an amount that could reasonably be expected to result in a Material Adverse Change; or if a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, Borrower’s or any of its ERISA Affiliate’s total contribution requirement with respect to such Multiemployer Plan is or exceeds an amount that could reasonably be expected to result in a Material Adverse Change; or

(b)           One or more ERISA Events has occurred with respect to a Benefit Plan that has resulted or could reasonably be expected to result in liability of Borrower or any of its ERISA Affiliates in an aggregate amount that could reasonably be expected to result in a Material Adverse Change; or

(c)           (i)      There shall exist an amount of Unfunded Benefit Liabilities, individually or in the aggregate, in an amount that could reasonably be expected to result in a Material Adverse Change, or (ii) the total projected benefit obligation of Borrower and its ERISA Affiliates, determined as of the close of any fiscal year of Borrower and in accordance with Financial Accounting Standards Board Statement No. 106 (without regard to continuation coverage required under Part 6 of subtitle B of Title I of ERISA or Section 4980B of the IRC), for any post-employment or retiree health benefits, life insurance coverage, or any other welfare benefits could reasonably be expected to result in a Material Adverse Change.

9.           RIGHTS AND REMEDIES.

9.1           Rights and Remedies.  Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall (in the case of clauses (a) and (b), by written notice to Borrower), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following on behalf of the Lender Group:

(a)           declare the Obligations, whether evidenced by this Agreement or by any of the other Loan Documents immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrower shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower; and

(b)           declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with (i) any obligation of any Lender hereunder to make Advances, and (ii) the obligation of the Swing Lender to make Swing Loans; and

(c)           exercise all other rights and remedies available to it or the Lenders under the Loan Documents or under applicable law.

The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 8.4 or Section 8.5, in addition to the remedies set forth above, without any notice to Borrower or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations, inclusive of all accrued and unpaid interest thereon and all fees and all other amounts owing under this Agreement or under any of the other Loan Documents, shall automatically and immediately become due and payable and Borrower shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower.

9.2           Remedies Cumulative.  The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative.  The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity.  No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver.  No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.           WAIVERS; INDEMNIFICATION.

10.1           Demand; Protest; etc.  Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which Borrower may in any way be liable.

10.2           The Lender Group’s Liability for Collateral.  Borrower hereby agrees that:  (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for:  (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

10.3           Indemnification.  Borrower shall pay, indemnify, defend, and hold the Agent-Related Persons, and the Lender-Related Persons (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided that Borrower shall not be liable for costs and expenses (including attorneys fees) of any Lender (other than WFCF) incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower’s compliance with the terms of the Loan Documents (provided, however, that the indemnification in this clause (a) shall not extend to (i) disputes solely between or among the Lenders or (ii) disputes solely between or among the Lenders and their respective Affiliates; it being understood and agreed that the indemnification in this clause (a) shall extend to disputes between or among Agent on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand), (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by Borrower or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of Borrower (each and all of the foregoing, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the comparative or contributory negligence of the Indemnified Person.  The foregoing to the contrary notwithstanding, Borrower shall have no obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability resulting from (1) the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents, or (2) the negligence of such Indemnified Person or its officers, directors, employees, attorneys, or agents if such negligence relates solely to the handling of funds of Borrower on deposit with such Indemnified Person.  This provision shall survive the termination of this Agreement and the repayment of the Obligations.  If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto.  EXCEPT AS EXPRESSLY STATED ABOVE, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

11.           NOTICES.

Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or facsimile.  In the case of notices or demands to Borrower or Agent, as the case may be, they shall be sent to the respective address set forth below:

If to Borrower:	ALASKA AIRLINES, INC.
19300 International Blvd.
Seattle, WA 98188
Attn: Vice President Finance
Fax No. [***]

with copies to:	ALASKA AIRLINES, INC.
19300 International Blvd.
Seattle, WA 98188
Attn: General Counsel
Fax No. [***]

If to Agent:	WELLS FARGO CAPITAL FINANCE, LLC
2450 Colorado Avenue Suite 3000 West
Santa Monica, California 90404

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attn: Business Finance Division Manager
Fax No.: [***]

with copies to:	PAUL, HASTINGS, JANOFSKY & WALKER LLP
515 S. Flower Street
Twenty-fifth Floor
Los Angeles, California 90071
Attn: [***]

Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party.  All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return email or other written acknowledgment).

12.           CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)           THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(b)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b).

(c)           TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13.           ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

13.1           Assignments and Participations.

(a)           With the prior written consent of Agent, which consent of Agent shall not be unreasonably withheld, delayed or conditioned, and shall not be required in connection with an assignment to a Person that is a Lender or an Affiliate (other than individuals) of a Lender, any Lender may assign and delegate to one or more assignees (each, an “Assignee”; provided, however, that neither Borrower nor an Affiliate of Borrower shall be permitted to become an Assignee) all or any portion of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount (unless waived by Agent) of $5,000,000 (except such minimum amount shall not apply to (x) an assignment or delegation by any Lender to any other Lender or an Affiliate of any Lender or (y) a group of new Lenders, each of which is an Affiliate of each other or a Related Fund of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $5,000,000); provided, however, that Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent an Assignment and Acceptance and Agent has notified the assigning Lender of its receipt thereof in accordance with Section 13.1(b), and (iii) unless waived by Agent, the assigning Lender or Assignee has paid to Agent for Agent’s separate account a processing fee in the amount of $3,500 (except such processing fee shall not be payable in connection with an assignment or delegation by any Lender to any of its Affiliates).

(b)           From and after the date that Agent notifies the assigning Lender (with a copy to Borrower) that it has received an executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall be a “Lender” and shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto); provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 15 and Section 17.8(a).

(c)           By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)           Immediately upon Agent’s receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section 13.1(b), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom.  The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e)           Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender (other than a waiver of default interest), or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.  The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections of Borrower, the Collateral, or otherwise in respect of the Obligations.  No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

(f)           In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, a Lender may, subject to the provisions of Section 17.8,  disclose all documents and information which it now or hereafter may have relating to Borrower and its business.

(g)           Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR §203.24, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

13.2           Successors.  This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio.  No consent to assignment by the Lenders shall release Borrower from its Obligations.  A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by Borrower is required in connection with any such assignment.

14.           AMENDMENTS; WAIVERS.

14.1           Amendments and Waivers.

(a)           No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document (other than the Fee Letter), and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and Borrower, do any of the following:

(i)         increase the amount of or extend the expiration date of any Commitment of any Lender or amend, modify, or eliminate the last sentence of Section 2.4(c)(i),

(ii)         postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

(iii)         reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except (y) in connection with the waiver of applicability of Section 2.6(c) (which waiver shall be effective with the written consent of the Required Lenders), and (z) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)),

(iv)         amend, modify, or eliminate this Section or any provision of this Agreement providing for consent or other action by all Lenders,

(v)         other than as permitted by Section 15.11, release Agent’s Lien in and to any of the Collateral,

(vi)         amend, modify, or eliminate the definition of “Required Lenders” or “Pro Rata Share”,

(vii)         contractually subordinate any of Agent’s Liens,

(viii)         release Borrower from any obligation for the payment of money or consent to the assignment or transfer by Borrower of any of its rights or duties under this Agreement or the other Loan Documents,

(ix)         amend, modify, or eliminate the definition of “Application Event” or any of the provisions of Section 2.4(b)(i) or (ii),

(x)         amend, modify, or eliminate any of the provisions of Section 13.1(a) to permit Borrower or an Affiliate of Borrower to be permitted to become an Assignee,

(xi)         amend, modify, or eliminate any of the provisions of Section 14.3(c), or

(xii)         amend, modify, or eliminate the definition of Borrowing Base or any of the defined terms that are used in such definition to the extent that any such change results in more credit being made available to Borrower based upon the Borrowing Base, but not otherwise, or the definition of Maximum Revolver Amount, or change Section 2.1(c).

(b)           No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive (i) the definition of, or any of the terms or provisions of, the Fee Letter, without the written consent of Agent and Borrower (and shall not require the written consent of any of the Lenders), and (ii) any provision of Section 15 pertaining to Agent, or any other rights or duties of Agent under this Agreement or the other Loan Documents, without the written consent of Agent, Borrower, and the Required Lenders,

(c)           [Intentionally Omitted].

(d)           No amendment, waiver, modification, elimination, or consent shall amend, modify, or waive any provision of this Agreement or the other Loan Documents pertaining to Swing Lender, or any other rights or duties of Swing Lender under this Agreement or the other Loan Documents, without the written consent of Swing Lender, Agent, Borrower, and the Required Lenders,

(e)           Anything in this Section 14.1 to the contrary notwithstanding, (i) any amendment, modification, elimination, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower, and (ii) any amendment, waiver, modification, elimination, or consent of or with respect to any provision of this Agreement or any other Loan Document may be entered into without the consent of, or over the objection of, any Defaulting Lender.

14.2           Replacement of Certain Lenders.

(a)           If (i) any action to be taken by the Lender Group or Agent hereunder requires the consent, authorization, or agreement of all Lenders or all Lenders affected thereby and if such action has received the consent, authorization, or agreement of the Required Lenders but not of all Lenders or all Lenders affected thereby, or (ii) any Lender makes a claim for compensation under Section 16, then Borrower or Agent, upon at least 5 Business Days prior irrevocable notice, may permanently replace any Lender that failed to give its consent, authorization, or agreement (a “Holdout Lender”) or any Lender that made a claim for compensation (a “Tax Lender”) with one or more Replacement Lenders, and the Holdout Lender or Tax Lender, as applicable, shall have no right to refuse to be replaced hereunder.  Such notice to replace the Holdout Lender or Tax Lender, as applicable, shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

(b)           Prior to the effective date of such replacement, the Holdout Lender or Tax Lender, as applicable, and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender or Tax Lender, as applicable, being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including all interest, fees and other amounts that may be due in payable in respect thereof).  If the Holdout Lender or Tax Lender, as applicable, shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, Agent may, but shall not be required to, execute and deliver such Assignment and Acceptance in the name or and on behalf of the Holdout Lender or Tax Lender, as applicable, and irrespective of whether Agent executes and delivers such Assignment and Acceptance, the Holdout Lender or Tax Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Acceptance.  The replacement of any Holdout Lender or Tax Lender, as applicable, shall be made in accordance with the terms of Section 13.1.  Until such time as one or more Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender or Tax Lender, as applicable, hereunder and under the other Loan Documents, the Holdout Lender or Tax Lender, as applicable, shall remain obligated to make the Holdout Lender’s or Tax Lender’s, as applicable, Pro Rata Share of Advances.

14.3           Removal of Tax Lenders.

(a)           Subject to the condition specified in Section 14.3(d), if any Tax Lender makes a claim for compensation under Section 16, then Borrower, upon at least 5 Business Days prior irrevocable notice, may permanently terminate the Commitments of such Lender and remove such Tax Lender hereunder and the Tax Lender shall have no right to refuse to be removed hereunder.  Such notice to remove the Tax Lender, as applicable, shall specify an effective date for such termination and removal, which date shall not be later than 15 Business Days after the date such notice is given.

(b)           Prior to the effective date of such termination and removal, the Tax Lender and Borrower shall execute and deliver a removal agreement in form and substance reasonably satisfactory to Borrower, subject only to the Tax Lender being repaid in full its share of the outstanding Obligations (without any premium or penalty of any kind whatsoever, but including all interest, fees and other amounts that may be due in payable in respect thereof) by Borrower.  If the Tax Lender shall refuse or fail to execute and deliver any such removal agreement prior to the effective date of such removal, the termination of the Commitments of such Tax Lender and the removal of such Tax Lender shall nonetheless occur on the effective date originally specified by Borrower.

(c)           Anything contained in this Agreement to the contrary notwithstanding, any payment made under this Section 14.3 to a Tax Lender that is being removed need not be a pro-rata payment to all Lenders and the Obligations due to the Tax Lender may be satisfied while leaving remaining Obligations outstanding.

(d)           Borrower shall only be entitled to terminate the Commitments of a Tax Lender and remove such Tax Lender if and only if no Event of Default has occurred and is continuing.

(e)           Once a termination and removal of a Tax Lender is effectuated under this Section 14.3, the term Maximum Revolver Amount shall automatically be deemed reduced by the amount of the terminated Commitment of such removed Tax Lender and all of the provisions of this Agreement (other than Section 10.3) and the other Loan Documents, including the determination of Required Lenders and Pro Rata Share, shall be interpreted and determined without regard to such terminated Commitment and without regard to the removed Tax Lender.

(f)           The termination of the Commitment of a Tax Lender and the removal of such Tax Lender pursuant to this Section 14.3 shall not eliminate or affect such Tax Lender’s rights under Section 10.3, which rights shall survive any such termination and removal.

14.4           No Waivers; Cumulative Remedies.  No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof.  No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated.  No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Borrower of any provision of this Agreement.  Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

15.           AGENT; THE LENDER GROUP.

15.1           Appointment and Authorization of Agent.  Each Lender hereby designates and appoints WFCF as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  Agent agrees to act as agent for and on behalf of the Lenders on the conditions contained in this Section 15.  Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent.  Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties.  Each Lender hereby further authorizes Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral.  Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect:  (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Borrower, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders, as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of Borrower as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of Borrower, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collateral, the Collections of Borrower, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

15.2           Delegation of Duties.  Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

15.3           Liability of Agent.  None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any of its Affiliates, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lenders to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Borrower.

15.4           Reliance by Agent.  Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by Agent.  Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable.  If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

15.5           Notice of Default or Event of Default.  Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.”  Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge.  If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default.  Each Lender shall be solely responsible for giving any notices to its Participants, if any.  Subject to Section 15.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

15.6           Credit Decision.  Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower or its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender.  Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower.  Each Lender also represents and warrants that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower or any other Person party to a Loan Document.  Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.  Each Lender acknowledges that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender with any credit or other information with respect to Borrower, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent's or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement.

15.7           Costs and Expenses; Indemnification.  Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise.  Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Borrower received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders.  In the event Agent is not reimbursed for such costs and expenses by Borrower, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender’s ratable thereof.  Whether or not the transactions contemplated hereby are consummated, each of the Lenders, on a ratable basis, shall indemnify and defend the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so) from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder.  Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower.  The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

15.8           Agent in Individual Capacity.  WFCF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide financial products or services, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Affiliates and any other Person party to any Loan Document as though WFCF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group.  The other members of the Lender Group acknowledge that, pursuant to such activities, WFCF or its Affiliates may receive information regarding Borrower or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them.  The terms “Lender” and “Lenders” include WFCF in its individual capacity.

15.9           Successor Agent.  Agent may resign as Agent upon 30 days prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrower (unless such notice is waived by Borrower).  If Agent resigns under this Agreement, the Required Lenders shall be entitled, with (so long as no Event of Default has occurred and is continuing) the consent of Borrower (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders.  If, at the time that Agent’s resignation is effective, it is acting as the Swing Lender, such resignation shall also operate to effectuate its resignation as the Swing Lender, and it shall automatically be relieved of any further obligation to make Swing Loans.  If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders and Borrower, a successor Agent.  If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders with (so long as no Event of Default has occurred and is continuing) the consent of Borrower (such consent not to be unreasonably withheld, delayed, or conditioned).  In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated.  After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.  If no successor Agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

15.10           Lender in Individual Capacity.

(a)           Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide financial products or services to, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group.  The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.

(b)           WFCF and US Bank, in their respective capacities as “co-lead arrangers” and “joint bookrunners”, and US Bank, in its capacity as “documentation agent”, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to them in their capacities as Lenders or, in the case of WFCF, in its capacity as Agent.  Without limiting the foregoing, WFCF and US Bank, in their respective capacities as “co-lead arrangers” and “joint bookrunners”, and US Bank, in its capacity as “documentation agent”, shall not have or be deemed to have any fiduciary relationship with Borrower or with any Lender.  Each Lender acknowledges that it has not relied upon, and will not rely upon, WFCF or US Bank in deciding to enter into this Agreement or in taking or not taking action hereunder.

15.11           Collateral Matters.

(a)           The Lenders hereby irrevocably authorize Agent to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all of the Obligations, (ii) constituting property being sold, leased, licensed, or otherwise disposed of, if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale, lease, license, or other disposition is permitted under Section 6.4 (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property which is the subject of a Permitted Spare Parts Installation (exclusive of any installation of Spare Parts of Borrower into other Spare Parts of Borrower, the installation of Spare Parts of Borrower into the Designated Engines, or the installation of Spare Parts of Borrower into any Ground Service Equipment of Borrower), (iv) so long as in the ordinary course of Borrower’s business, the exchange of Spare Parts of Borrower with other airlines, (v) constituting property in which Borrower owned no interest at the time Agent’s Lien was granted nor at any time thereafter, or (vi) constituting property leased to Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement.  Borrower and the Lenders hereby irrevocably authorize Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted by Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, or at any sale or foreclosure conducted by Agent (whether by judicial action or otherwise) in accordance with applicable law.  Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders.  Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.  The Lenders further hereby irrevocably authorize Agent, at its option and in its sole discretion, to subordinate any Lien granted to or held by Agent under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness.

(b)           Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower or is cared for, protected, or insured or has been encumbered, or that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or that any particular items of Collateral meet the eligibility criteria applicable in respect thereof or whether to impose, maintain, reduce, or eliminate any particular reserve hereunder or whether the amount of any such reserve is appropriate or not, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

15.12           Restrictions on Actions by Lenders; Sharing of Payments.

(a)           Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender.  Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against Borrower or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b)           If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

15.13           Agency for Perfection.  Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control.  Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.

15.14           Payments by Agent to the Lenders.  All payments to be made by Agent to the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent.  Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations.

15.15           Concerning the Collateral and Related Loan Documents.  Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents.  Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

15.16           Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information.  By becoming a party to this Agreement, each Lender:

(a)           is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report respecting Borrower and a copy of any document Agent receives pursuant to Section 5.10 (each a “Report” and collectively, “Reports”) prepared by or at the request of Agent, and Agent shall so furnish each Lender with such Reports,

(b)           expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

(c)           expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon Borrower’s books and records, as well as on representations of Borrower’s personnel,

(d)           agrees to keep all Reports and other material, non-public information regarding Borrower and its operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 17.8, and

(e)           without limiting the generality of any other indemnification provision contained in this Agreement, agrees:  (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrower, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing:  (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

15.17           Several Obligations; No Liability.  Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments.  Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender.  Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender.  Except as provided in Section 15.7, no member of the Lender Group shall have any liability for the acts of any other member of the Lender Group.  No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for such Lender or on its behalf, nor to take any other action on behalf of such Lender hereunder or in connection with the financing contemplated herein.

16.           WITHHOLDING TAXES.

(a)           All payments made by Borrower hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense.  In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Indemnified Taxes, and in the event any deduction or withholding of Indemnified Taxes is required, Borrower shall comply with the next sentence of this Section 16(a).  If any Indemnified Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Indemnified Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 16(a) after withholding or deduction for or on account of any Indemnified Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts if the increase in such amount payable results from Agent’s or such Lender’s own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction).  Borrower will furnish to Agent as promptly as possible after the date the payment of any Tax is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower.

(b)           Borrower agrees to pay any present or future stamp, value added or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, performance, recordation, or filing of, or otherwise with respect to this Agreement or any other Loan Document.

(c)           If a Lender or Participant is entitled to claim an exemption or reduction from United States withholding tax, such Lender or Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) one of the following before receiving its first payment under this Agreement:

(i)              if such Lender or Participant is entitled to claim an exemption from United States withholding tax pursuant to the portfolio interest exception, (A) a statement of the Lender or Participant, signed under penalty of perjury, that it is not a (I) a “bank” as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrower within the meaning of Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN or Form W-8IMY (with proper attachments);

(ii)              if such Lender or Participant is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W-8BEN;

(iii)              if such Lender or Participant is entitled  to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI;

(iv)              if such Lender or Participant is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender or Participant serves as an intermediary, a properly completed and executed copy of IRS Form W-8IMY (with proper attachments); or

(v)              a properly completed and executed copy of any other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax.

Each Lender or Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(d)           If a Lender or Participant claims an exemption from withholding tax in a jurisdiction other than the United States, such Lender or such Participant agrees with and in favor of Agent, to deliver to Agent (or, in the case of a Participant, to the Lender granting the participation only) any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement, but only if such Lender or such Participant is legally able to deliver such forms, provided, however, that nothing in this Section 16(d) shall require a Lender or Participant to disclose any information that it deems to be confidential (including without limitation, its tax returns).  Each Lender and each Participant shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and to promptly notify Agent (or, in the case of a Participant, to the Lender granting the participation only) of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(e)           If a Lender or Participant claims exemption from, or reduction of, withholding tax and such Lender or Participant sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender or Participant, such Lender or Participant agrees to notify Agent (or, in the case of a sale of a participation interest, to the Lender granting the participation only) of  the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender or Participant.  To the extent of such percentage amount, Agent will treat such Lender’s or such Participant’s documentation provided pursuant to Section 16(c) or 16(d) as no longer valid.  With respect to such percentage amount, such Participant or Assignee may provide new documentation, pursuant to Section 16(c) or 16(d), if applicable.  Borrower agrees that each Participant shall be entitled to the benefits of this Section 16 with respect to its participation in any portion of the Commitments and the Obligations so long as such Participant complies with the obligations set forth in this Section 16 with respect thereto.

(f)           If a Lender or a Participant is entitled to a reduction in the applicable withholding tax, Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any interest payment to such Lender or such Participant an amount equivalent to the applicable withholding tax after taking into account such reduction.  If the forms or other documentation required by Section 16(c) or 16(d) are not delivered to Agent (or, in the case of a Participant, to the Lender granting the participation), then Agent (or, in the case of a Participant, to the Lender granting the participation) may withhold from any interest payment to such Lender or such Participant not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(g)           If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent (or, in the case of a Participant, to the Lender granting the participation) or Borrower did not properly withhold tax from amounts paid to or for the account of any Lender or any Participant due to a failure on the part of the Lender or such Participant (because the wrong form was delivered, the form was incorrectly filled out or executed, or because such Lender failed to notify Agent (or such Participant failed to notify the Lender granting the participation) of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective), such Lender shall indemnify and hold Agent or Borrower harmless (or, in the case of a Participant, such Participant shall indemnify and hold the Lender granting the participation harmless) for all amounts paid, directly or indirectly, by Agent or Borrower (or, in the case of a Participant, to the Lender granting the participation), as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent or Borrower (or, in the case of a Participant, to the Lender granting the participation only) under this Section 16, together with all costs and expenses (including attorneys fees and expenses).  The obligation of the Lenders and the Participants under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

(h)           If Agent or a Lender determines, in its reasonable discretion, that it has received a refund or credit of any Indemnified Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 16, so long as no Default or Event of Default has occurred and is continuing, it shall pay over such refund or credit to Borrower (but only to the extent of payments made, or additional amounts paid, by Borrower under this Section 16 with respect to Indemnified Taxes giving rise to such a refund or credit), net of all out-of-pocket expenses of Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such a refund or credit); provided, that Borrower, upon the request of Agent or such Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges, imposed by the relevant Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of Agent hereunder) to Agent or such Lender in the event Agent or such Lender is required to repay such refund or credit to such Governmental Authority.  Notwithstanding anything in this Agreement to the contrary, this Section 16 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information which it deems confidential) to Borrower or any other Person.

(i)           If a change in circumstances requires a Borrower to pay Lender additional amounts pursuant to this Section 16, such Lender shall use reasonable efforts to designate a different one of its lending offices or assign its rights and obligations hereunder to another of its offices or branches if (i) such designation or assignment would reduce or eliminate the obligation to pay additional amounts and (ii) would not, in the sole discretion of the Lender, be materially disadvantageous to such Lender.  Borrowers agree to pay all reasonable out-of-pocket costs and expenses incurred by such Lender in connection with such designation or assignment.

17.           GENERAL PROVISIONS.

17.1           Effectiveness.  This Agreement shall be binding and deemed effective when executed by Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof.

17.2           Section Headings.  Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

17.3           Interpretation.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Lender Group or Borrower, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

17.4           Severability of Provisions.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

17.5           Debtor-Creditor Relationship.  The relationship between the Lenders and Agent, on the one hand, and Borrower, on the other hand, is solely that of creditor and debtor.  No member of the Lender Group has (or shall be deemed to have) any fiduciary relationship or duty to Borrower arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the members of the Lender Group, on the one hand, and Borrower, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.

17.6           Counterparts; Electronic Execution.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

17.7           Revival and Reinstatement of Obligations.  If the incurrence or payment of the Obligations by Borrower or the transfer to the Lender Group of any property should for any reason subsequently be asserted, or declared, to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “Voidable Transfer”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

17.8           Confidentiality.

(a)           Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Borrower and its operations, assets, and existing and contemplated business plans (“Confidential Information”) shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except:  (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group (“Lender Group Representatives”), (ii) to Subsidiaries and Affiliates of any member of the Lender Group, provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 17.8, (iii) as may be required by regulatory authorities so long as such authorities are informed of the confidential nature of such information, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrower with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrower pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance by Borrower or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, provided, that, (x) prior to any disclosure under this clause (v) the disclosing party agrees to provide Borrower with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrower pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (v) shall be limited to the portion of the Confidential Information as may be required by such governmental authority pursuant to such subpoena or other legal process, (vi) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders or the Lender Group Representatives), (vii) in connection with any assignment, participation  or pledge of any Lender’s interest under this Agreement, provided that any such assignee, participant, or pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, (viii) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; provided, that, prior to any disclosure to any Person (other than Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel) under this clause (viii) with respect to litigation involving any Person (other than Borrower, Agent, any Lender, any of their respective Affiliates, or their respective counsel), the disclosing party agrees to provide Borrower with prior notice thereof, and, if Borrower is not a party to such litigation or other adversary proceeding, taking such reasonable steps to limit disclosure as may be requested in writing by Borrower (including seeking a protective order); provided, however, that the disclosing party shall not be obligated to take such steps unless and until Borrower agrees to indemnify and hold the disclosing party harmless from and against any and all costs and expenses (including reasonable attorneys fees) incurred by the disclosing party in seeking to limit disclosure in accordance with the request of Borrower, and (ix) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.

(b)           Anything in this Agreement to the contrary notwithstanding, Agent may provide information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services.

17.9           Lender Group Expenses.  Borrower agrees to pay any and all Lender Group Expenses (a) if no Event of Default has occurred and is continuing, within 30 days of the date of Borrower’s receipt of written notice thereof (which notice shall be sent by Agent to the email addresses for the individuals set forth on Schedule 2.6(d) hereto), and (b) if an Event of Default has occurred and is continuing, immediately upon demand therefor  and agrees that its obligations contained in this Section 17.9 shall survive payment or satisfaction in full of all other Obligations.

17.10           Survival.  All representations and warranties made by Borrower in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under this Agreement is outstanding and so long as the Commitments have not expired or terminated.

17.11           USA PATRIOT Act. Each Lender that is subject to the requirements of the Patriot Act hereby notifies Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender to identify Borrower in accordance with the Patriot Act.

17.12           Integration.  This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

 [Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

ALASKA AIRLINES, INC., an Alaska corporation, as Borrower

By:	/s/ John F. Schaefer, Jr.
Name:	John F. Schaefer, Jr.
Title:	Vice President Finance & Treasurer_____

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent, as Co-Lead arranger, as Joint Bookrunner, and as a Lender

By:	/s/ David R. Klages
Name:	David R. Klages
Title:	Vice President_____

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent, as Co-Lead arranger, as Joint Bookrunner, and as a Lender

By:	/s/ Jeffrey S. Gruender
Name:	Jeffrey S. Gruender
Title:	Vice President

BANK SINOPAC, as a Lender

By:	/s/ Alton Wang
Name:	Alton Wang
Title:	First Vice President, General Manager

Page

1.	DEFINITIONS AND CONSTRUCTION	1

1.1	Definitions	1

1.2	Accounting Terms	1

1.3	Code	1

1.4	Construction	1

1.5	Schedules and Exhibits	2

2.	LOAN AND TERMS OF PAYMENT	2

2.1	Revolver Advances	2

2.2	[Intentionally Omitted]	2

2.3	Borrowing Procedures and Settlements	3

2.4	Payments; Reductions of Commitments; Prepayments	7

2.5	Overadvances	10

2.6	Interest Rates: Rates, Payments, and Calculations	10

2.7	Crediting Payments; Clearance Charge	11

2.8	Designated Account	12

2.9	Maintenance of Loan Account; Statements of Obligations	12

2.10	Fees	12

2.11	[Intentionally Omitted]	13

2.12	LIBOR Option	13

2.13	Capital Requirements	15

3.	CONDITIONS; TERM OF AGREEMENT	16

3.1	Conditions Precedent to the Initial Extension of Credit	16

3.2	Conditions Precedent to all Extensions of Credit	16

3.3	Term	16

3.4	Effect of Termination	16

3.5	Early Termination by Borrower	16

4.	REPRESENTATIONS AND WARRANTIES	16

4.1	Due Organization and Qualification; No Subsidiaries	17

4.2	Due Authorization; No Conflict	17

4.3	Governmental Consents	17

4.4	Binding Obligations; Perfected Liens	17

4.5	Title to Assets; No Encumbrances	18

4.6	Jurisdiction of Organization; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims	18

(continued)
Page

4.7	Litigation	18

4.8	Compliance with Laws	18

4.9	No Material Adverse Change	19

4.10	Fraudulent Transfer	19

4.11	Employee Benefits	19

4.12	Environmental Condition	20

4.13	Intellectual Property	20

4.14	Leases	20

4.15	Deposit Accounts and Securities Accounts	20

4.16	Complete Disclosure	20

4.17	Material Contracts	21

4.18	Patriot Act	21

4.19	Indebtedness	21

4.20	Payment of Taxes	21

4.21	Margin Stock	21

4.22	Governmental Regulation	22

4.23	OFAC	22

4.24	Employee and Labor Matters	22

4.25	Group as a Holding Company	22

4.26	Required Equity Documents	22

4.27	Other Documents	23

4.28	Eligible Accounts	24

4.29	Eligible Inventory	25

4.30	Locations of Inventory and Equipment	25

4.31	Inventory Records	25

5.	AFFIRMATIVE COVENANTS	25

5.1	Financial Statements, Reports, Certificates	25

5.2	Collateral Reporting	25

5.3	Existence	26

5.4	Maintenance of Properties	26

5.5	Taxes	26

5.6	Insurance	26

5.7	Inspection	27

-  -

(continued)
Page

5.8	Compliance with Laws	27

5.9	Environmental	27

5.10	Disclosure Updates	28

5.11	[Intentionally omitted]	28

5.12	Further Assurances	28

5.13	Lender Meetings	28

5.14	Material Contracts	28

5.15	Location of Inventory and Equipment	29

5.16	Assignable Material Contracts	29

6.	NEGATIVE COVENANTS	31

6.1	Indebtedness	31

6.2	Liens	31

6.3	Restrictions on Fundamental Changes	31

6.4	Disposal of Assets	31

6.5	Change Name	31

6.6	Nature of Business	31

6.7	Prepayments and Amendments	32

6.8	Change of Control	32

6.9	Restricted Junior Payments	32

6.10	Accounting Methods	33

6.11	Investments	33

6.12	Transactions with Affiliates	33

6.13	Use of Proceeds	34

6.14	Group as Holding Company	34

6.15	Consignments	34

6.16	Inventory and Equipment with Bailees	34

7.	FINANCIAL COVENANTS	34

8.	EVENTS OF DEFAULT	34

9.	RIGHTS AND REMEDIES	36

9.1	Rights and Remedies	36

9.2	Remedies Cumulative	37

10.	WAIVERS; INDEMNIFICATION	37

10.1	Demand; Protest; etc	37

-  -

(continued)
Page

10.2	The Lender Group’s Liability for Collateral	37

10.3	Indemnification	37

11.	NOTICES	38

12.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER	39

13.	ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS	40

13.1	Assignments and Participations	40

13.2	Successors	42

14.	AMENDMENTS; WAIVERS	42

14.1	Amendments and Waivers	42

14.2	Replacement of Certain Lenders	43

14.3	Removal of Tax Lenders	44

14.4	No Waivers; Cumulative Remedies	45

15.	AGENT; THE LENDER GROUP	45

15.1	Appointment and Authorization of Agent	45

15.2	Delegation of Duties	45

15.3	Liability of Agent	46

15.4	Reliance by Agent	46

15.5	Notice of Default or Event of Default	46

15.6	Credit Decision	46

15.7	Costs and Expenses; Indemnification	47

15.8	Agent in Individual Capacity	47

15.9	Successor Agent	48

15.10	Lender in Individual Capacity	48

15.11	Collateral Matters	48

15.12	Restrictions on Actions by Lenders; Sharing of Payments	49

15.13	Agency for Perfection	50

15.14	Payments by Agent to the Lenders	50

15.15	Concerning the Collateral and Related Loan Documents	50

15.16	Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information	50

15.17	Several Obligations; No Liability	51

16.	WITHHOLDING TAXES	51

17.	GENERAL PROVISIONS	54

17.1	Effectiveness	54

-  -

(continued)
Page

17.2	Section Headings	54

17.3	Interpretation	54

17.4	Severability of Provisions	54

17.5	Debtor-Creditor Relationship	54

17.6	Counterparts; Electronic Execution	54

17.7	Revival and Reinstatement of Obligations	54

17.8	Confidentiality	55

17.9	Lender Group Expenses	56

17.10	USA PATRIOT Act	56

17.11	Integration	56

EXHIBITS AND SCHEDULES

Exhibit A-1                                Form of Assignment and Acceptance
Exhibit B-1                                Form of Borrowing Base Certificate
Exhibit C-1                                Form of Compliance Certificate
Exhibit L-1                                Form of LIBOR Notice

Schedule A-1                                Agent’s Account
Schedule A-2                                Authorized Persons
Schedule C-1                                Commitments
Schedule D-1                                Designated Account
Schedule D-2                                Designated Engines
Schedule P-1                                Permitted Investments
Schedule P-2                                Permitted Liens
Schedule 1.1                                Definitions
Schedule 2.6(d)                                Borrower Representatives
Schedule 3.1                                Conditions Precedent
Schedule 4.6(a)                                States of Organization
Schedule 4.6(b)                                Chief Executive Offices
Schedule 4.6(c)                                Organizational Identification Numbers
Schedule 4.7(b)                                Litigation
Schedule 4.11                                Benefit Plans
Schedule 4.12                                Environmental Matters
Schedule 4.15                                Deposit Accounts and Securities Accounts
Schedule 4.17                                Material Contracts
Schedule 4.19                                Permitted Indebtedness
Schedule 4.24                                Employee and Labor Matters
Schedule 4.27                                Locations of Spare Parts
Schedule 4.28(d)	Locations of Ground Service Equipment
Schedule 4.28(e)	Locations of Designated Engines
Schedule 4.29	Locations of Ineligible Equipment
Schedule 5.1                                Financial Statements, Reports, Certificates
Schedule 5.2                                Collateral Reporting
Schedule 6.6                                Nature of Business
Schedule 6.12                                Existing Transactions with Affiliates

EXHIBIT A-1

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of  between  (“Assignor”) and  (“Assignee”).  Reference is made to the Credit Agreement described in Annex I hereto (the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

I.           In accordance with the terms and conditions of Section 13 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Commitments, all to the extent specified on Annex I.

II.           The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by Borrower to Assignor with respect to Assignor’s share of the Advances assigned hereunder, as reflected on Assignor’s books and records.

III.           The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon Agent, Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; [and (e) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining complete exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement (or if not a complete exemption, information describing the nature of the withholding tax exemption or lack thereof).]

IV.           Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to Agent for recording by Agent.  The effective date of this Assignment (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Agent for its sole and separate account a processing fee in the amount of $3,500 (if required by the Credit Agreement), (c) the receipt of any required consent of the Agent, (d) the date Assignor and Assignee have delivered to Borrower and

Agent an executed copy of this Assignment Agreement and Agent has notified Assignor (with a copy to Borrower) of its receipt thereof and, if applicable, payment of the required processing fee, and (e) the date specified in Annex I.

V.           As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent that rights and obligations under the Credit Agreement and under the other Loan Documents have been assigned by Assignor pursuant to this Assignment Agreement, relinquish its rights (except with respect to Section 10.3 of the Credit Agreement) and be released from any future obligations under the Credit Agreement and the other Loan Documents (and if Assignor is assigning all or the remaining portion of its rights and obligations under the Credit Agreement and the other Loan Documents, Assignor shall cease to be a party to the Credit Agreement and the other Loan Documents), provided, however, that nothing contained herein shall release Assignor from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Article 15 and Section 17.8(a) of the Credit Agreement.

VI.           Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I).  From and after the Settlement Date, Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date.  On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.

VII.           This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Assignment Agreement may be executed and delivered by facsimile or other electronic method of transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

VIII.           THE VALIDITY OF THIS ASSIGNMENT AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers, as of the first date written above.

[NAME OF ASSIGNOR]

  as Assignor

By
Name:
Title:

[NAME OF ASSIGNEE]

  as Assignee

By:
Name:
Title:

[ACCEPTED THIS ____ DAY OF
_______________

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent

By:
Name:
Title:]1

1 Include to the extent required by Section 13.1(a) of the Credit Agreement.

ANNEX FOR ASSIGNMENT AND ACCEPTANCE AGREEMENT

ANNEX I

1.	Borrower: Alaska Airlines, Inc., an Alaska corporation

2.	Name and Date of Credit Agreement:

Credit Agreement, dated as of March 31, 2010, by and among Borrower, the lenders from time to time party thereto (the “Lenders”), Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as agent for the Lenders, as co-lead arranger, and as joint bookrunner, and U.S. Bank National Association, as documentation agent, as co-lead arranger, and as joint bookrunner

3.           Date of Assignment Agreement:

4.           Amounts:

(i)	Assigned Amount of Commitment	$____________

b.           Assigned Amount of Advances                                                 $ __________

5.           Settlement Date:                                                                                                ___________

6.           Purchase Price                                                                                                $___________

7.           Notice and Payment Instructions, etc.

Assignee:                                                        Assignor:

EXHIBIT B-1

FORM OF BORROWING BASE CERTIFICATE

Wells Fargo Capital Finance, LLC, as Agent
under the below referenced Credit Agreement
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn:  Business Finance Division Manager

The undersigned, Alaska Airlines, Inc., an Alaska corporation (“Borrower”), pursuant to Schedule 5.2 of that certain Credit Agreement dated as of March 31, 2010 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the “Credit Agreement”), entered into among Borrower, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to collectively as the “Lenders”), Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), as co-lead arranger, and as joint bookrunner, and U.S. Bank National Association, as documentation agent, as co-lead arranger, and as joint bookrunner, hereby certifies to Agent that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that Borrower is in compliance with and, after giving effect to any currently requested Advances, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement.

All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

[Remainder of page intentionally left blank.]

Effective Date of Calculation:
1.1 Borrowing Base Calculation
(a)Eligible Accounts
(i)85% of Eligible Accounts2	$
(ii)the amount, if any, of the Dilution Reserve	$
(iii)Item 1.a.. minus Item 1.b.		$

(b)Eligible Expendables
(i)$10,000,000	$
(ii)50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Expendables3	$
(iii)85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Expendables
$
(iv)The lowest of Items 2.a., 2.b. and 2.c.		$

(c)Eligible Replaceable Spare Parts
(i)$45,000,000	$

2 See Annex A

3 See Annex B

(ii)50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Replaceable Spare Parts4	$
(iii)85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Replaceable Spare Parts
$
(iv)The lowest of Items 3.a., 3.b. and 3.c.		$

(d)Eligible Engines
(i)$40,000,000	$
(ii)50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Engines5	$
(iii)85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Engines
$
(iv)The lowest of Items 4.a., 4.b. and 4.c.		$

(e)Eligible Ground Equipment
(i)$25,000,000	$
(ii)50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Ground Service Equipment6	$

4 See Annex C

5 See Annex D

6 See Annex E

(iii)85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Ground Service Equipment
$
(iv)The lowest of Items 5.a., 5.b. and 5.c.		$

(f)a. 3 times the amount of credit availability created by Item 1.c.	$
b. Sum of Items 2.d., 3.d., 4.d., and 5.d.	$
c. The lowest of Items 6.a. and 6.b.		$

(g) Reserves
(i)the sum of the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Credit Agreement	$

(h)Borrowing Base (Sum of Items 1.c. and 6.c. minus Item 7.a.)		$

(i)Availability Calculation
(i)(a)Maximum Revolver Amount	$
(B)outstanding Advances	$
(C)outstanding Swing Loans	$
(D)Item 9.a.(i) minus Item 9.a.(ii) minus Item 9.a.(iii)	$
(ii)(b)Borrowing Base (Item 8)	$
(B)outstanding Advances	$
(C)outstanding Swing Loans

(D)Item 9.b.(i) minus Item 9.b.(ii) minus Item 9.b.(iii)	$
(iii)lesser of Item 9.a. and 9.b.		$

Additionally, the undersigned hereby certifies and represents and warrants to the Lender Group on behalf of Borrower that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent that such representation or warranty relates solely to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculations have been made in accordance with the requirements of the Credit Agreement.

ALASKA AIRLINES, INC.,
an Alaska corporation, as Borrower

By:
Name:
Title:

Annex A

Receivables created by Borrower in the ordinary course of its business, that arise out of Borrower’s rendition of services or the sale of mileage plan awards, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents
$
Less (without duplication)
Receivables that the Account Debtor has failed to pay within 90 days of original invoice date, that are more than 60 days past due, or have selling terms of more than 45 days	$
Receivables owed by an Account Debtor (or its Affiliates) where 50% or more of all Receivables owed by that Account Debtor (or its Affiliates) are deemed ineligible under the immediately preceding clause
$
Receivables with respect to which the Account Debtor is an Affiliate of Borrower or an employee or agent of Borrower or any Affiliate of Borrower	$
Receivables that are Excluded Accounts	$
Receivables arising in a transaction involving terms or conditions by reason of which the payment by the Account Debtor may be conditional	$
Receivables that are not payable in Dollars	$
Receivables with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Receivable is supported by an irrevocable letter of credit satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (z) the Receivable is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent
$

Receivables with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Receivables with respect to which Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC § 3727), or (ii) any state of the United States
$
Receivables with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Receivable, to the extent of such claim, right of setoff, or dispute
$
(i) Receivables owed by Bank of America, N.A. or its Affiliates to the extent of the obligations owing by such Account Debtor in excess of 50% of all Eligible Accounts (such percentage being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), and (ii) Receivables with respect to any other Account Debtor whose total obligations owing to Borrower exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit
$
Receivables with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor
$
Receivables, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition	$
Receivables that are not subject to a valid and perfected first priority Agent’s Lien	$
Receivables with respect to which (i) the mileage awards or miles giving rise to such Receivable have not been transferred to and the Receivable billed to the Account Debtor, or (ii) the services giving rise to such Receivable have not been performed and billed to the Account Debtor
$

Receivables with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity	$
Receivables that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract	$
Other	$
Total Excluded Receivables		$
Eligible Accounts (Total Receivables less Total Excluded Receivables):		$

Annex B

Expendables of Borrower, maintained in conformity with the Maintenance Program, that comply with each of the representations and warranties respecting Eligible Expendables made in the Loan Documents (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP)
$
less (without duplication)
Expendables that Borrower does not have good, valid, and marketable title to	$
Expendables that are not located at one of the locations identified on Schedule 4.27 to the Credit Agreement	$
Expendables that are in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person	$
Expendables that are located at a location at which less than $100,000 of otherwise Eligible Expendables, Eligible Ground Service Equipment, or Eligible Replaceable Spare Parts are located	$
Expendables that are located on Real Property leased by Borrower or in a contract warehouse, in each case, (i) unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be (provided, however, that, (x) during the 90-day period immediately following the Closing Date, such leased Real Property or contract warehouse need not be subject to a Collateral Access Agreement, and (y) during all times thereafter, either such leased Real Property or contract warehouse must be subject to a Collateral Access Agreement, or if such leased Real Property or contract warehouse is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Eligible Expendables ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each location (or, if applicable, 3 months of storage fees under the warehouse agreement for each contract warehouse) that is not subject to a Collateral Access Agreement), and (ii) unless it is segregated or otherwise separately identifiable from Spare Parts of others, if any, stored on the premises
$
Expendables that are not subject to a valid and perfected first priority Agent’s Lien or are not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien)
$

Expendables that are the subject of any warehouse receipt or other document of title, unless such receipt or other document of title is delivered to Agent with all necessary endorsements	$
Expendables that are beyond economic repair, obsolete, or unserviceable, are not unused, have not been maintained in accordance with the FARs or Borrower’s Maintenance Program, or are not in a condition for immediate use by Borrower in its Certificated Air Carrier operations in compliance with the FARs or the Maintenance Program
$
Expendables that do not have (i) all required FAA serviceability tags or records (or, if applicable, full back-to-birth traceability), or (ii) all manuals, documents, and records required by the FARs or the Maintenance Program
$
Expendables that have been installed on any Aircraft, Engine, other Spare Part, or any other item of Equipment or otherwise become an accession, or are the subject of a pooling, exchange, borrowing, leasing, consignment, or other similar arrangement
$
Expendables that do not conform in all material respects to all applicable airworthiness directives or limits imposed by any Governmental Authority which has regulatory authority over such Expendables or their use
$
Other	$
Total Excluded Expendables		$
Eligible Expendables (Total Expendables less Total Excluded Expendables):		$

Annex C

Replaceable Spare Parts of Borrower, manufactured and refurbished, as the case may be, in conformity with the Maintenance Program, in conformity with the Maintenance Program, that comply with each of the representations and warranties respecting Eligible Replaceable Spare Parts made in the Loan Documents (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP)
$
less (without duplication)
Replaceable Spare Parts that Borrower does not have good, valid, and marketable title to	$
Replaceable Spare Parts that are not located at one of the locations identified on Schedule 4.27 to the Credit Agreement	$
Replaceable Spare Parts that are in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person	$
Replaceable Spare Parts that are located at a location at which less than $100,000 of otherwise Eligible Expendables, Eligible Ground Service Equipment, or Eligible Replaceable Spare Parts are located	$
Replaceable Spare Parts that are located on Real Property leased by Borrower or in a contract warehouse, in each case, (i) unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be (provided, however, that, (x) during the 90-day period immediately following the Closing Date, such leased Real Property or contract warehouse need not be subject to a Collateral Access Agreement, and (y) during all times thereafter, either such leased Real Property or contract warehouse must be subject to a Collateral Access Agreement, or if such leased Real Property or contract warehouse is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Eligible Replacement Spare Parts ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each location (or, if applicable, 3 months of storage fees under the warehouse agreement for each contract warehouse) that is not subject to a Collateral Access Agreement), and (ii) unless it is segregated or otherwise separately identifiable from Spare Parts of others, if any, stored on the premises
$
Replaceable Spare Parts that are not subject to a valid and perfected first priority Agent’s Lien or are not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien)
$

Replaceable Spare Parts that are the subject of any warehouse receipt or other document of title, unless such receipt or other document of title is delivered to Agent with all necessary endorsements	$
Replaceable Spare Parts that are beyond economic repair, obsolete, or unserviceable, are not either unused or have not been rehabilitated to a fully serviceable condition, have not been maintained in accordance with the FARs or the Maintenance Program, or are not in a condition for immediate use by Borrower in its Certificated Air Carrier operations in compliance with the FARs or the Maintenance Program
$
Replaceable Spare Parts that do not have (i) all required FAA serviceability tags or records (or, if applicable, full back-to-birth traceability), or (ii) all manuals, documents, and records required by the FARs or the Maintenance Program
$
Replaceable Spare Parts that are installed on any Aircraft, Engine, or other Spare Part (other than an Eligible Replaceable Spare Part) or otherwise become an accession, or are the subject of a pooling, exchange, borrowing, leasing, consignment, or other similar arrangement
$
Replaceable Spare Parts that do not conform in all material respects to all applicable airworthiness directives or limits imposed by any Governmental Authority which has regulatory authority over such Rotables or their use or by the manufacturer of such Replaceable Spare Part or its use
$
Other	$
Total Excluded Replaceable Spare Parts		$
Eligible Replaceable Spare Parts (Total Replaceable Spare Parts less Total Excluded Replaceable Spare Parts):		$

Annex D

Designated Engines of Borrower so long as they have been maintained in conformity with the Maintenance Program, and comply with each of the representations and warranties respecting Eligible Engines made in the Loan Documents (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP)
$
less (without duplication)
Engines that are not Designated Engines	$
Engines that Borrower does not have good, valid, and marketable title to	$
Unless such Engine is attached to one of the Aircraft operated by Borrower as a result of a Permitted Engine Installation, or is the subject of a Permitted Lease, or is out for customary repairs that are not expected to take more than a normal service period to complete, Engines that are not located at one of the locations identified on Schedule 4.28(e) to the Credit Agreement
$
Unless such Engine is out for repair for customary repairs that are not expected to take more than a normal service period to complete, Engines that are in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person
$
Engines that are located on Real Property leased by Borrower or in a contract warehouse, in each case, (i) unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be (provided, however, that, (x) during the 90-day period immediately following the Closing Date, such leased Real Property or contract warehouse need not be subject to a Collateral Access Agreement, and (y) during all times thereafter, either such leased Real Property or contract warehouse must be subject to a Collateral Access Agreement, or if such leased Real Property or contract warehouse is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Engine ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each location (or, if applicable, 3 months of storage fees under the warehouse agreement for each contract warehouse) that is not subject to a Collateral Access Agreement), and (ii) unless it is segregated or otherwise separately identifiable from Engines of others, if any, stored on the premises
$

Engines not subject to a valid and perfected first priority Agent’s Lien or is not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien)
$
Engines that are the subject of any warehouse receipt or other document of title, unless such receipt or other document of title is delivered to Agent with all necessary endorsements	$
Engines that are beyond economic repair or obsolete, have not been maintained in accordance with the FARs or the Maintenance Program	$
Engines that are not either (i) of good and merchantable quality, free from defects, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program, or (ii) following customary repairs that are not expected to take more than a normal service period to complete, will be of good and merchantable quality, free from defects, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program
$
Engines that do not have (i) all required FAA serviceability tags (if serviceable) or record (or, if applicable, full back-to-birth traceability), or (ii) all manuals, documents, and records required by the FARs or the Maintenance Program
$
Unless such Engine is attached to one of the Aircraft operated by Borrower as a result of a Permitted Engine Installation, or is the subject of a Permitted Lease, Engines that have been installed on any Aircraft or any other item of Equipment or otherwise become an accession, or are the subject of a pooling, exchange, borrowing, leasing, consignment, or other similar arrangement
$
Other	$
Total Excluded Engines		$
Eligible Engines (Total Designated Engines less Total Excluded Engines):		$

Annex E

Ground Service Equipment (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP)		$
less (without duplication)
Ground Service Equipment that Borrower does not have good, valid, and marketable title to	$
Ground Service Equipment that is not located at one of the locations identified on Schedule 4.28(d) to the Credit Agreement	$
Ground Service Equipment that is in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person	$
Ground Service Equipment that is located at a location at which less than $100,000 of otherwise Eligible Ground Service Equipment is located	$
Ground Service Equipment that is stored on Real Property leased by Borrower unless such leased Real Property is subject to a Collateral Access Agreement executed by the lessor (provided, however, that, (i) during the 90-day period immediately following the Closing Date, such leased Real Property need not be subject to a Collateral Access Agreement, and (ii) during all times thereafter, either such leased Real Property must be subject to a Collateral Access Agreement or, if such Real Property is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Eligible Ground Service Equipment ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each Real Property that is not subject to a Collateral Access Agreement)
$
Ground Service Equipment that is “subject to” (within the meaning of Section 9-311 of the Code) any certificate of title (or comparable) statute	$
Ground Service Equipment that is not subject to a valid and perfected first priority Agent’s Lien or is not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien)
$
Other	$
Total Excluded Ground Service Equipment		$
Eligible Ground Service Equipment (Total Ground Service Equipment less Total Excluded Ground Service Equipment):		$

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE

[on Borrower’s letterhead]

To:           Wells Fargo Capital Finance, LLC, as Agent
under the below referenced Credit Agreement
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn:  Business Finance Division Manager

Re:           Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain CREDIT AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of March 31, 2010, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), as co-lead arranger, and as joint bookrunner, U.S. BANK NATIONAL ASSOCIATION, as documentation agent, as co-lead arranger, and as joint bookrunner, and ALASKA AIRLINES, INC., an Alaska corporation (“Borrower”).  Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Schedule 5.1 of the Credit Agreement, the undersigned officer of Borrower hereby certifies that:

1.           The financial statements of Group and its Subsidiaries furnished in Schedule 1 attached hereto, have been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly present the financial condition of Group and its Subsidiaries.

2.           Such officer has reviewed in reasonable detail, or caused to be reviewed under his/her supervision, the transactions and condition of Borrower during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement.

3.           On and as of the date hereof, the undersigned does not have knowledge of the existence of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower has taken, is taking, or proposes to take with respect thereto.

4.           The representations and warranties of Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

5.           Borrower is in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 attached hereto.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ________.

ALASKA AIRLINES, INC., an Alaska corporation

By:
Name:
Title:

SCHEDULE 1

Financial Statements

SCHEDULE 2

Default or Event of Default

SCHEDULE 3

Representations and Warranties

SCHEDULE 4

Financial Covenant

Minimum Liquidity.

Borrower’s Liquidity as of ________________, ______ is $______________, which amount [is/is not] greater than or equal to the amount set forth in Section 7 of the Credit Agreement for the corresponding period.

EXHIBIT L-1

FORM OF LIBOR NOTICE

Wells Fargo Capital Finance, LLC, as Agent
under the below referenced Credit Agreement
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California  90404

Ladies and Gentlemen:

Reference hereby is made to that certain Credit Agreement, dated as of March 31, 2010 (the “Credit Agreement”), by and among Alaska Airlines, Inc., an Alaska corporation (“Borrower”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to collectively as the “Lenders”), Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as agent for the Lenders (“Agent”), as co-lead arranger, and as joint bookrunner, and U.S. Bank National Association, as documentation agent, as co-lead arranger, and as joint bookrunner.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

This LIBOR Notice represents Borrower’s request to elect the LIBOR Option with respect to all or a portion of the outstanding Advances in the amount of $________ (the “LIBOR Rate Advance”)[, and is a written confirmation of the telephonic notice of such election given to Agent].

The LIBOR Rate Advance will have an Interest Period of [1][2][3] month(s) commencing on.

This LIBOR Notice further confirms Borrower’s acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Credit Agreement, of the LIBOR Rate as determined pursuant to the Credit Agreement.

Borrower represents and warrants that no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur as a result of giving effect to the request above.

Dated:

ALASKA AIRLINES, INC., an Alaska corporation, as Borrower

By:       Name:
Title:

Acknowledged by:

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent

By:
Name:
Title:

Schedule A-1
Agent’s Account

An account at a bank in the United States designated by Agent from time to time as the account into which Borrower shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents.  Until Agent notifies Borrower and the Lender Group to the contrary, Agent’s Account shall be that certain deposit account bearing account number [***].

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule A-2
Authorized Persons

Glenn S. Johnson
Executive Vice President, Finance & Chief Financial Officer
19300 International Boulevard
Seattle, Washington 98188
[***]

John F. Schaefer, Jr.
Vice President, Finance & Treasurer
19300 International Boulevard
Seattle, Washington 98188
[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule C-1

Commitments

Lender	Commitment	Total Commitment
Wells Fargo Capital Finance, LLC	[***]	[***]
U.S. Bank National Association	[***]	[***]
Bank SinoPac	[***]	[***]
All Lenders	$100,000,000	$100,000,000

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule D-1

Designated Account

[***] of Borrower maintained with Borrower’s Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated as such, in writing, by Borrower to Agent.

“Designated Account Bank” means [***].

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule D-2
Designated Engines

Serial Numbers
Model CFM56-3C	856774 857962 856994 858683 858857
Model CFM56-7B	874853 888192 890424 890919 896998 802109 896963 896275

Schedule P-1
Permitted Investments

None.

Schedule P-2
Permitted Liens

None.

Schedule 1.1

As used in the Agreement, the following terms shall have the following definitions:

“Account” means an account (as that term is defined in the Code).

“Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible (including a Mileage Plan Receivable).

"Accounting Changes" means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions).

“Acquisition” means (a) the purchase or other acquisition by a Person of all or substantially all of the assets of (or any division or business line of) any other Person, or (b) the purchase or other acquisition (whether by means of a merger, consolidation, or otherwise) by a Person of all or substantially all of the Stock of any other Person.

“Additional Documents” has the meaning specified therefor in Section 5.12 of the Agreement.

“Advances” has the meaning specified therefor in Section 2.1(a) of the Agreement.

“Affected Lender” has the meaning specified therefor in Section 2.13(b) of the Agreement.

“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts  and Section 6.12 of the Agreement: (a) any Person which owns directly or indirectly 10% or more of the Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person.

“Agent” has the meaning specified therefor in the preamble to the Agreement.

“Agent-Related Persons” means Agent, together with its Affiliates, officers, directors, employees, attorneys, and agents.

“Agent’s Account” means the Deposit Account of Agent identified on Schedule A-1.

“Agent’s Liens” means the Liens granted by Borrower to Agent under the Loan Documents.

“Agreement” means the Credit Agreement to which this Schedule 1.1 is attached.

“Aircraft” means any “aircraft” as defined in Section 40102 of the Federal Aviation Act.

“Appliances” means any “appliance” as defined in Section 40102 of the Federal Aviation Act.

"Application Event" means the occurrence of (a) a failure by Borrower to repay all of the Obligations in full on the Maturity Date, or (b) an Event of Default and the election by Agent or the Required Lenders to require that payments and proceeds of Collateral be applied pursuant to Section 2.4(b)(ii) of the Agreement.

“Assignee” has the meaning specified therefor in Section 13.1(a) of the Agreement.

“Assignment and Acceptance” means an Assignment and Acceptance Agreement substantially in the form of Exhibit A-1.

“Authorized Person” means any one of the individuals identified on Schedule A-2, as such schedule is updated from time to time by written notice from Borrower to Agent.

“Availability” means, as of any date of determination, the amount that Borrower is entitled to borrow as Advances under Section 2.1 of the Agreement (after giving effect to all then outstanding Obligations).

“Bank Facility” means that certain $100,000,000 loan facility provided by a syndicate of lenders and agented by Citibank, N.A.

“Bank Facility Documents” means the loan and security documents related to the Bank Facility or executed in connection therewith.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

“Base Rate” means the greatest of (a) the Federal Funds Rate plus ½%, (b) the LIBOR Rate (which rate shall be calculated based upon an Interest Period of 3 months and shall be determined on a daily basis), plus 1 percentage point, and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate.

“Base Rate Loan” means each portion of the Advances that bears interest at a rate determined by reference to the Base Rate.

“Base Rate Margin” means 4.5 percentage points.

“Benefit Arrangement” means in any jurisdiction the benefit schemes or arrangements in respect of any employees or past employees operated, maintained or contributed to by Borrower or any of its ERISA Affiliates, with respect to which any of them have any liability and which provide benefits on retirement, ill-health, injury, death or voluntary withdrawal from or termination of employment, including termination indemnity payments and life assurance and post-retirement medical benefits, other than Benefit Plans and Foreign Pension Plans.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which Borrower or any of its ERISA Affiliates has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years.

“Board of Directors” means the board of directors (or comparable managers) of Group or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

 “Borrower” has the meaning specified therefor in the preamble to the Agreement.

 “Borrowing” means a borrowing consisting of Advances made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of a Protective Advance.

“Borrowing Base” means, as of any date of determination, the result of:

(a)	85% of the amount of Eligible Accounts, less the amount, if any, of the Dilution Reserve, plus

(b)           the lesser of:

(i) 3 times the amount of credit availability created by clause (a) above, and

(ii) the sum of

(A)  the least  of

(1) $10,000,000,

(2) 50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Expendables, and

(3) 85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Expendables, plus

(B) the least  of

(1) $45,000,000,

(2) 50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Replaceable Spare Parts, and

(3) 85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Replaceable Spare Parts, plus

(C)           the least  of

(1) $40,000,000,

(2) 50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Engines, and

(3) 85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Engines, plus

(D)           the least  of

(1) $25,000,000,

(2) 50% of the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Ground Service Equipment, and

(3) 85% times the most recently determined Net Liquidation Percentage times the value (calculated at cost minus accumulated depreciation that is calculated in accordance with GAAP) of Eligible Ground Service Equipment, minus

(c)	the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement.

“Borrowing Base Certificate” means a certificate in the form of Exhibit B-1.

“Borrowing Base Excess Amount” has the meaning set forth in Section 2.4(e)(i).

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of California, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Cash Equivalents” has the meaning specified therefor under GAAP.

“Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement,  merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements.

“Certificated Air Carrier” means an “air carrier” as defined in Section 40102 of the Federal Aviation Act that holds an air carrier operating certificate issued pursuant to chapter 447 of the Federal Aviation Act for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo and is certificated for scheduled passenger operations in interstate commerce using commercial jet aircraft under Part 121 of the FARs.

 “CFC” means a controlled foreign corporation (as that term is defined in the IRC).

“Change of Control” means that (a) Group fails to own and control, directly or indirectly, all of the Stock of Borrower having the right to vote for the election of members of their respective board of directors, (b) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of [***], or more, of the Stock of Group having the right to vote for the election of members of the Board of Directors, or (c) a majority of the members of the Board of Directors do not constitute Continuing Directors.

“Change in Tax Law” means any change in law, rule, regulation, order or other decision by any Governmental Authority that would result in the imposition of additional United States federal withholding taxes relative to a Foreign Lender.

 “Closing Date” means the date of the making of the initial Advance (or other extension of credit) hereunder or the date on which Agent notifies Borrower that each of the conditions precedent set forth on Schedule 3.1 either have been satisfied or have been waived.

 “Code” means the California Uniform Commercial Code, as in effect from time to time.

“Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by Borrower in or upon which a Lien is granted by Borrower in favor of Agent or the Lenders under the Security Agreement, the Engine and Spare Parts Security Agreement, or under any other agreement that constitutes a Loan Document and pursuant to which a Lien is granted by Borrower in favor of Agent or the Lenders.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrower’s books and records or Equipment, in each case, in form and substance reasonably satisfactory to Agent.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).

“Commitment” means, with respect to each Lender, its Commitment, and, with respect to all Lenders, their Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender under the Agreement, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1 of the Agreement.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1 delivered by the chief financial officer or other Responsible Officer of Borrower to Agent.

“Confidential Information” has the meaning specified therefor in Section 17.8(a) of the Agreement.

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Group on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Group and whose initial assumption of office resulted from such contest or the settlement thereof.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrower, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

“Controlled Account Agreement” has the meaning specified therefor in the Security Agreement.

“Daily Balance” means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed to fund any amounts required to be funded by it under the Agreement (including the failure to make available to Agent amounts required pursuant to a Settlement), (b) notified Borrower, Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under the Agreement, (c) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by Agent) under which it has committed to extend credit, (d) failed, within 1 Business Day after written request by Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement, (e) otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it under the Agreement, or (f) (i) becomes or is insolvent or has a parent company that has become or is insolvent, or (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Defaulting Lender Rate” means (a) for the first 3 days from and after the date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Designated Account” means the Deposit Account of Borrower identified on Schedule D-1.

“Designated Account Bank” has the meaning specified therefor in Schedule D-1.

“Designated Engines” means the Engines owned by Borrower that are identified on Schedule D-2.

“Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior 90 consecutive days, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrower’s Accounts and Mileage Plan Receivables (of the type that are eligible to be included as Eligible Accounts) during such period, by (b) Borrower’s billings with respect to Accounts  and Mileage Plan Receivables (of the type that are eligible to be included as Eligible Accounts) during such period.

“Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 5%.

“Dollars” or “$” means United States dollars.

“Eligible Accounts” means those Receivables created by Borrower in the ordinary course of its business, that arise out of Borrower’s rendition of services or the sale of mileage plan awards, that comply with each of the representations and warranties respecting Eligible Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date.  In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash.  Eligible Accounts shall not include the following:

(a)           (i) Accounts (other than Interline Receivables or Mileage Plan Receivables) that the Account Debtor has failed to pay within 90 days of original invoice date, that are more than 60 days past due, or that have selling terms of more than 45 days or (ii) Interline Receivables or Mileage Plan Receivables that the Account Debtor has failed to pay within 45 days of original invoice date, that are more than 30 days past due, or that have selling terms of more than 45 days,

(b)           Receivables owed by an Account Debtor (or its Affiliates) where 50% or more of all Receivables owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

(c)           Receivables with respect to which the Account Debtor is an Affiliate of Borrower or an employee or agent of Borrower or any Affiliate of Borrower,

(d)           Receivables that are Excluded Accounts,

(e)           Receivables arising in a transaction involving terms or conditions by reason of which the payment by the Account Debtor may be conditional,

(f)           Receivables that are not payable in Dollars,

(g)           Receivables with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Receivable is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (z) the Receivable is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent,

(h)           Receivables with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Receivables with respect to which Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), or (ii) any state of the United States,

(i)           Receivables with respect to which the Account Debtor is a creditor of Borrower, has or has asserted a right of setoff, or has disputed its obligation to pay all or any portion of the Receivable, to the extent of such claim, right of setoff, or dispute,

(j)           (i) Receivables owed by Bank of America, N.A. or its Affiliates to the extent of the obligations owing by such Account Debtor in excess of 50% of all Eligible Accounts (such percentage being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), and (ii) Receivables with respect to any other Account Debtor whose total obligations owing to Borrower exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(k)           Receivables with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

(l)           Receivables, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition,

(m)           Receivables that are not subject to a valid and perfected first priority Agent’s Lien,

(n)           Receivables with respect to which (i) the miles or mileage awards giving rise to such Receivable have not been transferred to and the Receivable billed to the Account Debtor, or (ii) the services giving rise to such Receivable have not been performed and billed to the Account Debtor,

(o)           Receivables with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity, or

(p)           Receivables that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract.

“Eligible Engines” means the Designated Engines of Borrower so long as they have been maintained in conformity with the Maintenance Program, comply with each of the representations and warranties respecting Eligible Engines made in the Loan Documents, and are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date.  In determining the amount to be so included, Engines shall be valued at the lower of cost or market on a basis consistent with Borrower’s historical accounting practices.  An Engine shall not be included in Eligible Engines if:

(a)           it is not a Designated Engine,

(b)           Borrower does not have good, valid, and marketable title thereto,

(c)           unless such Engine is attached to one of the Aircraft operated by Borrower as a result of a Permitted Engine Installation, or is the subject of a Permitted Lease, or is out for customary repairs that are not expected to take more than a normal service period to complete, it is not located at one of the locations identified on Schedule 4.28(e),

(d)           unless such Engine is out for repair for customary repairs that are not expected to take more than a normal service period to complete, it is in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person,

(e)           it is located on Real Property leased by Borrower or in a contract warehouse, in each case, (i) unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be (provided, however, that, (x) during the 90-day period immediately following the Closing Date, such leased Real Property or contract warehouse need not be subject to a Collateral Access Agreement, and (y) during all times thereafter, either such leased Real Property or contract warehouse must be subject to a Collateral Access Agreement, or if such leased Real Property or contract warehouse is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Engine ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each location (or, if applicable, 3 months of storage fees under the warehouse agreement for each contract warehouse) that is not subject to a Collateral Access Agreement), and (ii) unless it is segregated or otherwise separately identifiable from Engines of others, if any, stored on the premises,

(f)           is not subject to a valid and perfected first priority Agent’s Lien or is not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien),

(g)           it is the subject of any warehouse receipt or other document of title, unless such receipt or other document of title is delivered to Agent with all necessary endorsements,

(h)           it is beyond economic repair or obsolete, has not been maintained in accordance with the FARs or the Maintenance Program,

(j)           it is either (i) not of good and merchantable quality, free from defects, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program, or (ii) following customary repairs that are not expected to take more than a normal service period to complete, will not be of good and merchantable quality, free from defects, in good operating condition and ready for immediate use or operation in accordance with the Maintenance Program,

(k)           it does not have (i) all required FAA serviceability tags (if serviceable) or record (or, if applicable, full back-to-birth traceability), or (ii) all manuals, documents, and records required by the FARs or the Maintenance Program, or

(l)           unless such Engine is attached to one of the Aircraft operated by Borrower as a result of a Permitted Engine Installation, or is the subject of a Permitted Lease, it has been installed on any Aircraft or any other item of Equipment or otherwise become an accession, or is the subject of a pooling, exchange, borrowing, leasing, consignment, or other similar arrangement.

 “Eligible Expendables” means Expendables of Borrower, maintained in conformity with the Maintenance Program, that comply with each of the representations and warranties respecting Eligible Expendables made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date.  In determining the amount to be so included, Expendables shall be valued at the lower of cost or market on a basis consistent with Borrower’s historical accounting practices.  An Expendable shall not be included in Eligible Expendables if:

(a)           Borrower does not have good, valid, and marketable title thereto,

(b)           it is not located at one of the locations identified on Schedule 4.27,

 (c)           it is in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person,

(d)           it is located at a location at which less than [***] of otherwise Eligible Expendables, Eligible Ground Service Equipment, or Eligible Replaceable Spare Parts are located,

 (e)           it is located on Real Property leased by Borrower or in a contract warehouse, in each case, (i) unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be (provided, however, that, (x) during the 90-day period immediately following the Closing Date, such leased Real Property or contract warehouse need not be subject to a Collateral Access Agreement, and (y) during all times thereafter, either such leased Real Property or contract warehouse must be subject to a Collateral Access Agreement, or if such leased Real Property or contract warehouse is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Eligible Expendables ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each location (or, if applicable, 3 months of storage fees under the warehouse agreement for each contract warehouse) that is not subject to a Collateral Access Agreement), and (ii) unless it is segregated or otherwise separately identifiable from Spare Parts of others, if any, stored on the premises,

(f)           it is not subject to a valid and perfected first priority Agent’s Lien or is not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien),

 (g)           it is the subject of any warehouse receipt or other document of title, unless such receipt or other document of title is delivered to Agent with all necessary endorsements,

(h)           it is beyond economic repair, obsolete, or unserviceable, is not unused, has not been maintained in accordance with the FARs or the Maintenance Program, or is not in a condition for immediate use by Borrower in its Certificated Air Carrier operations in compliance with the FARs or the Maintenance Program,

(i)           it does not have (i) all required FAA serviceability tags or records (or, if applicable, full back-to-birth traceability), or (ii) all manuals, documents, and records required by the FARs or the Maintenance Program,

(j)           it has been installed on any Aircraft, Engine, other Spare Part, or any other item of Equipment or otherwise become an accession, or is the subject of a pooling, exchange, borrowing, leasing, consignment, or other similar arrangement, or

(k)           such Expendable does not conform in all material respects to all applicable airworthiness directives or limits imposed by any Governmental Authority which has regulatory authority over such Expendable or its use.

 “Eligible Ground Service Equipment” means Ground Service Equipment that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date.  Ground Service Equipment shall not be included in Eligible Ground Service Equipment if:

(a)           Borrower does not have good, valid, and marketable title thereto,

(b)           it is not located at one of the locations identified on Schedule 4.28(d),

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)           it is in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person,

(d)           it is located at a location at which less than [***] of otherwise Eligible Ground Service Equipment is located,

 (e)           it is stored on Real Property leased by Borrower unless such leased Real Property is subject to a Collateral Access Agreement executed by the lessor (provided, however, that, (i) during the 90-day period immediately following the Closing Date, such leased Real Property need not be subject to a Collateral Access Agreement, and (ii) during all times thereafter, either such leased Real Property must be subject to a Collateral Access Agreement or, if such Real Property is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Eligible Ground Service Equipment ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each Real Property that is not subject to a Collateral Access Agreement),

(f)           it is “subject to” (within the meaning of Section 9-311 of the Code) any certificate of title (or comparable) statute, or

(g)           it is not subject to a valid and perfected first priority Agent’s Lien or is not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien).

 “Eligible Replaceable Spare Parts” means Replaceable Spare Parts of Borrower, manufactured and refurbished, as the case may be, in conformity with the Maintenance Program, that comply with each of the representations and warranties respecting Eligible Replaceable Spare Parts made in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, however, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit or appraisal performed by Agent from time to time after the Closing Date.  In determining the amount to be so included, Replaceable Spare Parts shall be valued at the lower of cost or market on a basis consistent with Borrower’s historical accounting practices.  A Replaceable Spare Part shall not be included in Eligible Replaceable Spare Parts if:

(a)           Borrower does not have good, valid, and marketable title thereto,

(b)           it is not located at one of the locations identified on Schedule 4.27,

(c)           it is in the possession or control of a bailee, warehouseman, FAA repair station, overhaul or maintenance servicer, mechanic, or other third Person,

(d)           it is located at a location at which less than [***] of otherwise Eligible Expendables, Eligible Ground Service Equipment, or Eligible Replaceable Spare Parts are located,

(e)           it is located on Real Property leased by Borrower or in a contract warehouse, in each case, (i) unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be (provided, however, that, (x) during the 90-day period immediately following the Closing Date, such leased Real Property or contract warehouse need not be subject to a Collateral Access Agreement, and (y)

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

during all times thereafter, either such leased Real Property or contract warehouse must be subject to a Collateral Access Agreement, or if such leased Real Property or contract warehouse is not subject to a Collateral Access Agreement, the failure to have a Collateral Access Agreement will not, in and of itself, render the Eligible Replaceable Spare Parts ineligible, but Agent may, at its election, establish a reserve against the Borrowing Base and the Maximum Revolver Amount in an aggregate amount equal to 3 months rent under the lease for each location (or, if applicable, 3 months of storage fees under the warehouse agreement for each contract warehouse) that is not subject to a Collateral Access Agreement), and (ii) unless it is segregated or otherwise separately identifiable from Spare Parts of others, if any, stored on the premises,

(f)           is not subject to a valid and perfected first priority Agent’s Lien or is not free and clear of all Liens (other than a valid and perfected first priority Agent’s Lien and Permitted Liens that are junior in priority to Agent’s Lien),

 (g)           it is the subject of any warehouse receipt or other document of title, unless such receipt or other document of title is delivered to Agent with all necessary endorsements,

(h)           it is beyond economic repair, obsolete, or unserviceable, is not either unused or has not been rehabilitated to a fully serviceable condition, has not been maintained in accordance with the FARs or the Maintenance Program, or is not in a condition for immediate use by Borrower in its Certificated Air Carrier operations in compliance with the FARs or the Maintenance Program,

(i)           it does not have (i) all required FAA serviceability tags or records (or, if applicable, full back-to-birth traceability), or (ii) all manuals, documents, and records required by the FARs or the Maintenance Program,

(j)           it is installed on any Aircraft, Engine, or other Spare Part (other than an Eligible Replaceable Spare Part) or otherwise become an accession, or is the subject of a pooling, exchange, borrowing, leasing, consignment, or other similar arrangement, or

(k)           such Replaceable Spare Part does not conform in all material respects to all applicable airworthiness directives or limits imposed by any Governmental Authority which has regulatory authority over such Replaceable Spare Part or its use.

“Engine” means an “aircraft engine” as defined in Section 40102 of the Federal Aviation Act.

“Engine and Spare Parts Security Agreement” means an engine and spare parts security agreement executed and delivered by Borrower in favor of Agent recorded with the FAA, in form and substance reasonably satisfactory to Agent.

 “Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of Borrower or any of its predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower or any of its predecessors in interest.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Borrower, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Equipment” means equipment (as that term is defined in the Code).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto and the rules and regulations promulgated under such statutes.

“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o); or (e) any Person that is under “common control” with Borrower within the meaning of Section 4001(a)(14) of ERISA.

“ERISA Event” means (a) the occurrence of a Reportable Event, (b) the withdrawal of Borrower or any of its ERISA Affiliates from a Benefit Plan during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA), (c) the providing of notice of intent to terminate a Benefit Plan in a distress termination (as described in Section 4041(c) of ERISA), (d) the institution by the PBGC of proceedings to terminate a Benefit Plan or the appointment of a trustee by the PBGC to administer any Benefit Plan, (e) any event or condition that provides a basis under Section 4042(a)(1), (2), or (3) of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan, (f) the providing of any security to any Benefit Plan under the IRC by Borrower or any of its ERISA Affiliates, (g) failure to meet the minimum funding standards under the Pension Funding Rules with respect to any Benefit Plan or the application for a waiver or modification of the minimum funding standards under the Pension Funding Rules or for the extension of any amortization period under the IRC, (h) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of any Benefit Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Benefit Plan within the following 30 days, (i) the assertion or threat of a material claim, action, suit, proceeding, hearing, audit or investigation (other than routine claims for benefits) against any Benefit Plan or the assets thereof or against Borrower or any of its ERISA Affiliates in connection with any Benefit Plan that could reasonably be expected to result in a liability in excess of [***], (j) the receipt by Borrower or any of its ERISA Affiliates from the United States Internal Revenue Service of notice of the failure of any Benefit Plan (or any other employee benefit plan intended to be qualified under Section 401(a) of the IRC) to qualify under Section 401(a) of the IRC, or the failure of any trust forming part of any Benefit Plan or other employee benefit plan to qualify for exemption from taxation under Section 501(a) of the IRC, (k) the imposition of a Lien under the IRC or ERISA on the assets of Borrower or any of its ERISA Affiliates, (l) the establishment or amendment by Borrower or any of its ERISA Affiliates of any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including a Benefit Plan or a Benefit Arrangement,

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or the existence of any facts with respect to any employee benefit plan or Benefit Arrangement, individually or in the aggregate, that would reasonably be expected to result in a Material Adverse Change.

 “Event of Default” has the meaning specified therefor in Section 8 of the Agreement.

“Excess Availability” means, as of any date of determination, the amount equal to Availability minus the aggregate amount, if any, of all trade payables of Borrower aged in excess of historical levels with respect thereto and all book overdrafts of Borrower in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Excluded Accounts” means Accounts of Borrower that meet all of the following criteria:  (i) they are due from a credit card or debit card issuer, (ii) they arise from the sale of goods or rendition of services by Borrower directly to a consumer customer of Borrower for such customer’s personal, family, or household purposes, (iii) they arise in the ordinary course of Borrower’s business, and (iv) they arise from transactions involving the use of credit cards or debit cards by Borrower’s consumer customers.

“Excluded Taxes” means (i) any tax imposed on the net income or net profits of any Lender or any Participant (including any branch profits taxes), in each case imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender or such Participant is organized or the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Lender’s or such Participant’s principal office is located in each case as a result of a present or former connection between such Lender or such Participant and the jurisdiction or taxing authority imposing the tax (other than any such connection arising solely from such Lender or such Participant having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under the Agreement or any other Loan Document); (ii) taxes resulting from a Lender’s or a Participant’s failure to comply with the requirements of Section 16(c) or (d) of the Agreement, and (iii) any withholding taxes that would be imposed on amounts payable to a Foreign Lender based upon the applicable withholding rate in effect at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office) or that result from a Pending Change in Tax Law that existed as of the date on which such Foreign Lender became a party to the Agreement (or designated a new lending office), except that Taxes shall include (A) any amount that such Foreign Lender (or its assignor, if any) was previously entitled to receive pursuant to Section 16(a) of the Agreement, if any, with respect to such withholding tax at the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office) provided however, that a Replacement Lender who becomes a party to the Agreement pursuant to Section 14.2 shall not be entitled to such amounts, and (B) additional United States federal withholding taxes that may be imposed after the time such Foreign Lender becomes a party to the Agreement (or designates a new lending office), as a result of a Change in Tax Law (other than a Pending Change in Tax Law that existed as of the date such Foreign Lender became a party to the Agreement (or designated a new lending office).

“Expendables” means those Spare Parts of Borrower for which no FAA or original equipment manufacturer authorized refurbishment procedure exists or for which the cost of repair or refurbishment would normally exceed that of replacement.

 “FAA” shall mean the Federal Aviation Administration of the United States Department of Transportation and any subdivision or office thereof, and any successor or replacement administrator, agency or other entity having the same or similar authority and responsibilities.

 “FARs” means the rules and regulations of the FAA, including as set forth in Title 14 of the Code of Federal Regulations.

“Federal Aviation Act” shall mean Title 49 of the United States Code, as amended from time to time, together with all rules, regulations, procedures, orders, handbooks, guidelines and interpretations thereunder or related thereto.

“Fee Letter” means that certain fee letter, dated as of even date with the Agreement, among Borrower and Agent, in form and substance reasonably satisfactory to Agent.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.

“Foreign Lender” means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30).

“Foreign Pension Plan” means any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States by Borrower or any of its ERISA Affiliates primarily for the benefit of employees of such Person residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the IRC.

“Funding Date” means the date on which a Borrowing occurs.

“Funding Losses” has the meaning specified therefor in Section 2.12(b)(ii) of the Agreement.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied; provided, however, that all calculations relative to liabilities shall be made without giving effect to Statement of Financial Accounting Standards No. 159.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

“Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Ground Service Equipment” means Equipment of Borrower consisting of vehicles, tractors, de-icing Equipment, tug Equipment, air conditioning Equipment, man-lift Equipment, floor sweepers, loading Equipment, ramp Equipment, communications Equipment, and ground service Equipment (including baggage handling equipment, catering equipment, and maintenance equipment), and all support Equipment associated with any of the foregoing.

“Group” means Alaska Air Group, Inc., a Delaware corporation.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Hedge Agreement” means a “swap agreement” as that term is defined in Section 101(53B)(A) of the Bankruptcy Code.

“Holdout Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.

“Indebtedness” as to any Person means (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations of such Person owing under Hedge Agreements (which amount shall be calculated based on the amount that would be payable by such Person if the Hedge Agreement were terminated on the date of determination), (g) any Prohibited Preferred Stock of such Person, and (h) any obligation of such Person guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (g) above.  For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness described in clause (d) above shall be the lower of the amount of the obligation and the fair market value of the assets of such Person securing such obligation.

“Indemnified Liabilities” has the meaning specified therefor in Section 10.3 of the Agreement.

“Indemnified Person” has the meaning specified therefor in Section 10.3 of the Agreement.

“Indemnified Taxes” means, any Taxes other than Excluded Taxes.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, or 3 months thereafter; provided, however, that (a) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (b) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (c) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (d) Borrower may not elect an Interest Period which will end after the Maturity Date.

"Interline Receivables" means any and all of Borrower’s rights to payment of a monetary obligation, whether or not earned by performance, owing from airlines (including any such rights to payment that are paid or payable by or through a clearinghouse), including rights to payment of a monetary obligation relative to (i) passenger flight tickets that were or will be issued by such airlines, (ii) baggage handling services, (iii) freight transportation, (iv) transportation related goods and services, such as maintenance, ground handling, catering, and rentals, and (v) Universal Air Travel Plan transactions.

“Inventory” means inventory (as that term is defined in the Code).

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business), or acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Lender” has the meaning set forth in the preamble to the Agreement, shall include the Swing Lender, and shall also include any other Person made a party to the Agreement pursuant to the provisions of Section 13.1 of the Agreement and “Lenders” means each of the Lenders or any two or more of them.

“Lender Group” means each of the Lenders and Agent, or any one or more of them.

“Lender Group Expenses” means all [***].

“Lender Group Representatives” has the meaning specified therefor in Section 17.8 of the Agreement.

“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents.

“LIBOR Deadline” has the meaning specified therefor in Section 2.12(b)(i) of the Agreement.

“LIBOR Notice” means a written notice in the form of Exhibit L-1.

“LIBOR Option” has the meaning specified therefor in Section 2.12(a) of the Agreement.

“LIBOR Rate” means the rate per annum rate appearing on Bloomberg L.P.’s (the "Service") Page BBAM1/(Official BBA USD Dollar Libor Fixings) (or on any successor or substitute page of such Service, or any successor to or substitute for such Service) 2 Business Days prior to the commencement of the requested Interest Period, for a term and in an amount comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate Loan) by Borrower in accordance with the Agreement, which determination shall be conclusive in the absence of manifest error.

“LIBOR Rate Loan” means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“LIBOR Rate Margin” means 4.5 percentage points.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Liquidity” means, as of any date of determination, the sum of, without duplication, (a) the amount on deposit with Deposit Accounts as of such date, plus (b) the amount of unrestricted cash and Cash Equivalents as of such date, plus (c) the amount of unrestricted Marketable Securities as of such date, in each case excluding any such amounts subject to a Lien permitted pursuant to clause (q) of the definition of Permitted Liens.

“Loan Account” has the meaning specified therefor in Section 2.9 of the Agreement.

“Loan Documents” means the Agreement, any Borrowing Base Certificate, the Controlled Account Agreements, the Control Agreements, Engine and Spare Parts Security Agreement, the Fee Letter, the Security Agreement, any note or notes executed by Borrower in connection with the Agreement and payable to any member of the Lender Group, and any other agreement entered into, now or in the future, by Borrower and any member of the Lender Group in connection with the Agreement.

“Maintenance Program” means an FAA approved maintenance program that covers Borrower’s Engines and Spare Parts (which may be the FAA approved maintenance program of a lessee during the term of a lease of a Designated Engine permitted by the Agreement).

“Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Marketable Securities” means “available for sale securities” as determined in accordance with GAAP.

“Material Adverse Change” means (a) a material adverse change in the business,  operations, assets, liabilities or financial condition of Borrower, (b) a material impairment of Borrower’s ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of Agent’s Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower.

“Material Contract” means, with respect to any Person, each contract or agreement to which such Person is a party and that such Person is required to file with the SEC under Item 1.01 of Form 8-K of the SEC.

“Maturity Date” has the meaning specified therefor in Section 3.3 of the Agreement.

“Maximum Revolver Amount” means $100,000,000, decreased by the amount of reductions in the Commitments made in accordance with Section 2.4(c) of the Agreement.

"Mileage Plan Receivable" means any and all rights of Borrower to payment of a monetary obligation, whether or not earned by performance, for the purchase of miles (currently referred to as "Mileage Plan Miles") or credits.

“Multiemployer Plan” means a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA) to which Borrower or any of its ERISA Affiliates has contributed, or was obligated to contribute, or with respect to which any of them had any liability at any time.

“Net Liquidation Percentage” means the percentage of the book value of Borrower’s Inventory that is estimated to be recoverable in an orderly liquidation of such Inventory net of all associated costs and expenses of such liquidation, such percentage to be as determined from time to time by an appraisal company selected by Agent.

“Obligations” means all loans (including the Advances), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, covenants, and duties of any kind and description owing by Borrower pursuant to or evidenced by the Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrower is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents.  Any reference in the Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Originating Lender” has the meaning specified therefor in Section 13.1(e) of the Agreement.

“Overadvance” has the meaning specified therefor in Section 2.5 of the Agreement.

“Participant” has the meaning specified therefor in Section 13.1(e) of the Agreement.

“Patriot Act” has the meaning specified therefor in Section 4.18 of the Agreement.

“Payoff Date” means the first date on which all of the Obligations are paid in full and the Commitments of the Lenders are terminated.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any entity succeeding to any or all of its functions under ERISA.

 “PDP Facility” means a loan facility provided to finance the making of advance purchase deposits to The Boeing Company which is secured by Borrower’s contract rights in and to the Aircraft to be purchased from The Boeing Company.

“PDP Facility Documents” means the loan and security documents related to the PDP Facility or executed in connection therewith.

“Pending Change in Tax Law” means any Change in Tax Law (a) that is not in effect at the time a Foreign Lender becomes a party to the Agreement (or designates a new lending office) and (b) as to which a public announcement concerning the enactment of such Change in Tax Law was made at least 5

Business Days prior to the date on which such Foreign Lender becomes a party to the Agreement (or designates a new lending office).

“Pension Act” means the Pension Protection Act of 2006, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Pension Funding Rules” means the rules of the IRC and ERISA regarding minimum required contributions (including any installment payment thereof) to a Benefit Plan, including those set forth in Section 412 of the IRC and Section 302 of ERISA in effect before the Pension Act with respect to plan years ending before the effective date of the Pension Act as it applies to such Benefit Plan, and with respect to plan years ending after the effective date of the Pension Act to the Benefit Plan, including those set forth in Sections 412 and 430 of the Code and Sections 302 and 303 of ERISA.

“Permitted Acquisition” means any Acquisition so long as:

(a)           no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition and the proposed Acquisition is consensual,

(b)           if prepared, Borrower has provided Agent with its due diligence package relative to the proposed Acquisition,

(c)           Borrower shall have Availability plus Liquidity in an amount equal to or greater than $600,000,000 immediately after giving effect to the consummation of the proposed Acquisition,

(d)           Borrower has endeavored to provide Agent with written notice of the proposed Acquisition at least 15 Business Days prior to the anticipated closing date of the proposed Acquisition and, not later than 5 Business Days prior to the anticipated closing date of the proposed Acquisition, copies of the acquisition agreement and other material documents relative to the proposed Acquisition, but a non-willful failure of Borrower to so notify Agent shall not prevent the subject transaction from being a Permitted Acquisition, and

(e)           the assets being acquired (other than a de minimis amount of assets in relation to Borrower’s total assets), or the Person whose Stock is being acquired, are useful in or engaged in, as applicable, the business of Borrower or a business reasonably related thereto.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.

“Permitted Dispositions” means:

(a)           sales, abandonment, or other dispositions of Equipment (other than the Designated Engines and other than any Eligible Ground Service Equipment or Eligible Spare Parts that, in the case of Eligible Ground Service Equipment or Eligible Spare Parts, was included in the Borrowing Base in the most recent Borrowing Base Certificate) that is substantially worn, damaged, no longer useful to Borrower, or obsolete, in each case, in the ordinary course of Borrower’s business,

(b)           sales of Inventory to buyers in the ordinary course of business,

(c)           so long as in the ordinary course of Borrower’s business, the lending of Spare Parts to, or exchange of Spare Parts with, other airlines,

(d)           so long as in the ordinary course of Borrower’s business, the sale, lease, or other disposition of Engines that are not Designated Engines that Borrower determines to be no longer useful to the conduct of Borrower’s business (including the return of leased Engines),

(e)           so long as in the ordinary course of Borrower’s business, the sale, lease, or other disposition of Aircraft owned or leased by Borrower that Borrower determines to be no longer useful to the conduct of Borrower’s business (including the return of leased Aircraft),

(f)           the making of Permitted Spare Parts Installations (exclusive of any installation of Spare Parts of Borrower into other Spare Parts of Borrower, the installation of Spare Parts of Borrower into the Designated Engines, or the installation of Spare Parts of Borrower into any Ground Service Equipment of Borrower),

(g)           the making of Permitted Exchanges,

(h)           the making of Permitted Leases,

(i)           the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents,

(j)           the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of Borrower’s business,

(k)           the granting of Permitted Liens,

(l)           the sale or discount, in each case without recourse, of Accounts arising in the ordinary course of business, but only in connection with the compromise or collection thereof,

(m)           any involuntary loss, damage or destruction of property,

(n)           any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,

(o)           the leasing or subleasing of assets of Borrower (other than the Designated Engines and other than any Eligible Ground Service Equipment or Eligible Spare Parts that, in the case of Eligible Ground Service Equipment or Eligible Spare Parts, was included in the Borrowing Base in the most recent Borrowing Base Certificate) in the ordinary course of business,

(p)           the sale or issuance of Stock (other than Prohibited Preferred Stock) of Borrower,

(q)           the lapse of registered patents, trademarks and other intellectual property of Borrower to the extent not economically desirable in the conduct of its business,

(r)           the making of a Restricted Junior Payment that is expressly permitted to be made pursuant to the Agreement,

(s)           the making of a Permitted Investment,

(t)           so long as no Event of Default has occurred and is continuing and so long as no Overadvance exists either immediately before or immediately after giving effect thereto, the sale of miles in exchange for a contemporaneous payment of the purchase price therefor,

 (u)           so long as, at the time of a particular disposition, the Threshold Usage Amount does not exist, dispositions of assets (other than Accounts, Interline Receivables, Mileage Plan Receivables, and miles) not otherwise permitted in clauses (a) through (s) above, so long as such dispositions are made at fair market value and in the ordinary course of Borrower’s business, and

 (v)           if, at the time of a particular disposition, the Threshold Usage Amount does exist, dispositions of assets (other than Accounts, Interline Receivables, Mileage Plan Receivables, and miles) not otherwise permitted in clauses (a) through (s) above, so long as made at fair market value and so long as the aggregate fair market value of all assets (other than real property and related improvements, which shall not be subject to, nor be counted towards, the Dollar limitation) disposed of in all such dispositions during any fiscal year (including the proposed disposition) would not exceed [***]; provided, however, that if any such disposition involves a Designated Engine, Eligible Expendables, Eligible Ground Service Equipment, or Eligible Replaceable Spare Parts, then, as a condition to consummating such disposition, Borrower must prepay the Obligations by an amount sufficient to create borrowing availability of not less than the greater of: (i) the amount of borrowing availability that had been created immediately before giving effect to the proposed disposition by the inclusion of the Designated Engine, Eligible Expendables, Eligible Ground Service Equipment, or Eligible Replaceable Spare Parts in the Borrowing Base, or (ii) the amount of borrowing availability that existed immediately before giving effect to the proposed disposition.

“Permitted Engine Installations” means, so long as in the ordinary course of Borrower’s business and so long as no Lien of any Person (other than Agent) would attach to such Engines as a result thereof, the installation of (but not the transfer of ownership of) the Designated Engines to Aircraft operated by Borrower.

 “Permitted Exchange” means an exchange (an “Exchange”) of a Designated Engine (the “Exchanged Engine”) for an Engine (the “Replaced Engine”) that is attached to an Aircraft leased by Borrower, which lease will terminate in less than 5 Business Days, which Exchange Borrower is proposing to make because the Replaced Engine does not meet the return requirements specified in the subject lease, if and so long as (a) at the time of the consummation of such Exchange, no Event of Default has occurred and is continuing, (b) no Overadvance exists either immediately before or immediately after giving effect to the Exchange (calculated without regard to value, if any, in the Borrowing Base on account of the Replacement Engine), (c) prior to the consummation of such Exchange, Borrower executes and delivers to Agent, in recordable form, any amendment or supplement to the Engine and Spare Parts Security Agreement that Agent reasonably requests in order to grant Agent a first priority security interest in the Replacement Engine, (d) prior to the consummation of such Exchange, Borrower has given Agent not less than 5 Business Days prior written notice concerning the prospective Exchange, including a reasonable amount of detail regarding the value and condition of the Replacement Engine, and (e) if, at the time of the consummation of the Exchange, the Revolver Usage is [***], or greater, Borrower repays the Obligations by an amount sufficient to create borrowing availability of not less than the greater of: (i) the amount of borrowing availability that had been created immediately before giving effect to the proposed Exchange by the inclusion of the Exchanged Engine in the Borrowing Base, or (ii) the amount of borrowing availability that existed immediately before giving effect to the proposed Exchange.

 “Permitted Indebtedness” means:

(a)           Indebtedness evidenced by the Agreement and the other Loan Documents,

(b)           Indebtedness set forth on Schedule 4.19 and any Refinancing Indebtedness in respect of such Indebtedness,

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)           endorsement of instruments or other payment items for deposit,

(d)           Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, completion guarantee and similar obligations; and (ii) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions,

(e)           Indebtedness incurred in the ordinary course of business under performance, surety, statutory, and appeal bonds,

(f)           Indebtedness incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), or Cash Management Services, in each case, incurred in the ordinary course of business,

(g)           Indebtedness incurred under the Bank Facility in an aggregate outstanding principal amount not to exceed $100,000,000 and any Refinancing Indebtedness in respect of any such Indebtedness,

(h)           Indebtedness incurred under the PDP Facility Documents in an aggregate outstanding amount not to exceed $250,000,000 and any Refinancing Indebtedness in respect of any such Indebtedness,

(i)           Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrower, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,

(j)           the incurrence by Borrower of Indebtedness under Hedge Agreements that are incurred for the bona fide purpose of hedging the interest rate, foreign currency or commodity risk associated with Borrower’s operations and not for speculative purposes,

(k)           unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,

(l)           unsecured Indebtedness of Borrower owing to former employees, officers, or directors (or any spouses, ex-spouses, or estates of any of the foregoing) incurred in connection with the repurchase by Borrower of the Stock of Group that has been issued to such Persons, so long as (i) no Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $1,000,000, and (iii) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to Agent,

(m)           unsecured Indebtedness owing to sellers of assets or Stock to Borrower that is incurred by Borrower in connection with the consummation of one or more Permitted Acquisitions,

(n)           Indebtedness composing Permitted Investments,

(o)           Indebtedness incurred to finance Borrower’s purchase or ownership of Aircraft, Engines (other than the Designated Engines), flight simulators, other flight Equipment (other than Expendables, Spare Parts, and Ground Service Equipment), or real property so long as such Indebtedness is underwritten based upon the value of the Equipment or real property that is security for such Indebtedness,

(p)           unsecured Indebtedness of Borrower evidenced by bonds or debentures, so long as (i) no Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness, and (ii) the aggregate amount of all such Indebtedness outstanding at any one time does not exceed $200,000,000,

(q)           Indebtedness in respect of letters of credit obtained in the ordinary course of business, and

(r)           Indebtedness incurred in the ordinary course of Borrower’s business.

 “Permitted Investments” means:

(a)           Investments in cash and Cash Equivalents,

(b)           Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business,

(c)           advances made in connection with purchases of goods or services in the ordinary course of business,

(d)           Investments received in settlement of amounts due to Borrower effected in the ordinary course of business or owing to Borrower as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of Borrower,

(e)           Investments owned by Borrower on the Closing Date and set forth on Schedule P-1,

(f)           guarantees permitted under the definition of Permitted Indebtedness,

(g)           so long as no Event of Default has occurred and is continuing or would result therefrom, so long as Borrower has Liquidity of $600,000,000, or greater, before and immediately after giving effect thereto, and so long as made in the ordinary course of Borrower’s business, Investments in Affiliates of Borrower,

(h)           Stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Borrower (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,

(i)           deposits of cash made in the ordinary course of business to secure performance of operating leases,

(j)           non-cash loans to employees, officers, and directors of Borrower for the purpose of purchasing Stock in Group so long as the proceeds of such loans are used in their entirety to purchase such stock in Group,

(k)           Investments resulting from entering into any agreement relative to financial products or services (including Hedge Agreements) that is permitted under the Agreement,

(l)           Permitted Acquisitions,

(m)           Investments resulting from loans made by Borrower to Group, the proceeds of which shall be used by Group solely to pay (i) (y) franchise taxes (other than income taxes) and other fees, taxes and expenses required to maintain its corporate existence or arising as a result of its ownership of Borrower, and (z) federal, state and local income taxes, to the extent such income taxes are attributable to the income of Borrower; provided that the amount of such loans in any fiscal year does not exceed the amount that Borrower would be required to pay in respect of federal, state and local taxes for such fiscal year were Borrower to pay such taxes separately from Group, and (ii) ordinary course operating and corporate overhead expenses and administrative and similar expenses related to its existence and ownership of Borrower, and

(n)           so long as no Event of Default has occurred and is continuing or would result therefrom and so long as Borrower has Liquidity of $600,000,000, or greater, before and immediately after giving effect thereto, any other Investments in an aggregate amount not to exceed $250,000,000 during the term of the Agreement.

“Permitted Lease” means the lease of Designated Engines by Borrower to unaffiliated third Persons, if and so long as (a) at the time of the execution and delivery of the subject lease, no Event of Default has occurred and is continuing, (b) at the time of the execution and delivery of the subject lease, the Threshold Usage Amount does not exist, (c) the subject lease is for a term of not more than [***], (d) the enforceability, perfection, or remedial rights (other than in respect of the quiet enjoyment of the lessee) respecting Agent’s Lien on the subject Engines are not impaired, in whole or in part, by the execution and delivery of the subject lease nor by the use, or the permitted locations of use, that the prospective lessee would enjoy under the terms of the prospective lease, (e) Agent retains a perfected security interest in the rights to payment due to Borrower under the subject lease, (f) Borrower has given Agent not less than 5 Business Days prior written notice concerning the prospective lease, including a reasonable amount of detail concern the terms of such lease, (g) the lease rate and other consideration payable by the lessee under the subject lease, in Borrower’s reasonable opinion, represents fair market value for the subject Engines, and (h) no more than [***] Engines are subject to such leases at any one time.

“Permitted Liens” means

(a)           Liens held by Agent to secure the Obligations,

(b)           Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,

(c)           judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default under Section 8.3 of the Agreement,

(d)           Liens set forth on Schedule P-2; provided, however, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,

(e)           the interests of lessors under operating leases and non-exclusive licensors under license agreements,

(f)           [Intentionally omitted],

(g)           Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests,

(h)           Liens on amounts deposited to secure Borrower’s obligations in connection with worker’s compensation or other unemployment insurance,

(i)           Liens on amounts deposited to secure Borrower’s obligations in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the borrowing of money,

(j)           Liens on amounts deposited to secure Borrower’s reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business,

(k)           with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof,

(l)           non-exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business,

(m)           Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,

(n)           rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business,

(o)           Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness,

(p)            Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,

(q)            Liens securing Indebtedness permitted pursuant to clause (g) of the definition of Permitted Indebtedness; provided, however, that such Liens shall only extend to pledges of cash by Borrower and the collateral described in the security agreements entered into in connection with the original closing of such facility (including any replacements or proceeds thereof); provided further, however, that in no event shall any of the Liens permitted by this clause (q) include Liens on any Collateral,

(r)           Liens on Borrower’s contract rights in and to the Aircraft to be purchased from The Boeing Company securing Indebtedness permitted pursuant to clause (h) of the definition of Permitted Indebtedness,

(s)            Liens on Borrower’s Aircraft, Engines (other than the Designated Engines), flight simulators, other flight Equipment (other than Expendables, Spare Parts, and Ground Service Equipment), or real property securing Indebtedness permitted pursuant to clause (o) of the definition of Permitted Indebtedness,

(t)           Liens on amounts deposited to secure Borrower’s reimbursement obligations with respect to letters of credit obtained pursuant to clause (q) of the definition of Permitted Indebtedness, and

 (u)           other Liens (which do not secure Indebtedness for borrowed money (including bonds or debentures), letters of credit, or an item of Permitted Indebtedness that is expressly identified as being unsecured) and as to which the aggregate amount of the obligations secured thereby does not exceed $25,000,000 at any one time.

“Permitted Preferred Stock” means and refers to any Preferred Stock issued by Borrower that is not Prohibited Preferred Stock.

“Permitted Protest” means the right of Borrower to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Borrower’s books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of Agent’s Liens.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Permitted Spare Parts Installations” means, so long as in the ordinary course of Borrower’s business, the installation of Spare Parts of Borrower into Aircraft or Engines operated by Borrower or into other Equipment of Borrower.

 “Preferred Stock” means, as applied to the Stock of any Person, the Stock of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Stock of any other class of such Person.

“Prohibited Preferred Stock” means any Preferred Stock that by its terms is mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of shares of Preferred Stock of the same class and series payable in kind or dividends of shares of common stock) on or before a date that is less than 1 year after the Maturity Date, or, on or before the date that is less than 1 year after the Maturity Date, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

“Projections” means Borrower’s forecasted (a) profit and loss statements, and (b) cash flow statements, all prepared on a basis consistent with Borrower’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Pro Rata Share” means, as of any date of determination:

(a)           with respect to a Lender’s obligation to make Advances and right to receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances by (z) the outstanding principal amount of all Advances,

(b)           [Intentionally Omitted].

(c)           with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7 of the Agreement), (i) prior to the Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Commitment, by (z) the aggregate amount of Commitments of all Lenders, and (ii) from and after the time that the Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the outstanding principal amount of such Lender’s Advances, by (z) the outstanding principal amount of all Advances.

“Protective Advances” has the meaning specified therefor in Section 2.3(d)(i) of the Agreement.

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Borrower that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States.

“Receivables” means (a) Accounts, (b) Interline Receivables, and (c) Mileage Plan Receivables.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a)           such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

 (b)           such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or could reasonably be expected to be materially adverse to the interests of the Lenders,

(c)           if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, and

(d)           the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws.

“Replacement Lender” has the meaning specified therefor in Section 2.13(b) of the Agreement.

“Report” has the meaning specified therefor in Section 15.16 of the Agreement.

“Replaceable Spare Parts” means those Spare Parts that, in accordance with the FARs and the Maintenance Program, are either (a) rotable Spare Parts (i.e., Spare Parts that can be repeatedly restored to a serviceable condition) that are maintained by Borrower by serial number, or (b) replaceable Spare Parts that Borrower does not maintain by serial number, that can be economically restored to a serviceable condition over a period that (i) in the case of replaceable Spare Parts, may have a life shorter than the life of the flight equipment to which they are related, and (ii) in the case of  rotable Spare Parts, approximates or exceeds the life of the flight equipment to which they are related and, in either case, are not treated by Borrower as Expendables.

“Representation” has the meaning specified therefor in Section 8.8 of the Agreement.

“Reportable Event” shall mean an event described in Section 4043(c) of ERISA with respect to a Benefit Plan that is subject to Title IV of ERISA, other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of the PBGC Regulations under Section 4043.

“Required Availability” means that the sum of (a) Excess Availability, plus (b) Liquidity of Borrower exceeds $500,000,000.

“Required Lenders” means, at any time, Lenders whose aggregate Pro Rata Shares (calculated under clause (c) of the definition of Pro Rata Shares) exceed 50%; provided, however, that at any time there are 2 or more Lenders, “Required Lenders” must include at least 2 Lenders.

“Reserve Percentage” means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Responsible Officer” means any Executive Vice President, Finance & Chief Officer, and Vice President, Finance & Treasurer of Borrower.

“Restricted Junior Payment” means to (a) declare or pay any dividend or make any other payment or distribution on account of Stock issued by Borrower (including any payment in connection with any merger or consolidation involving Borrower) or to the direct or indirect holders of Stock issued by Borrower in their capacity as such (other than dividends or distributions payable in Stock (other than Prohibited Preferred Stock) issued by Borrower, or (b) purchase, redeem, or otherwise acquire or retire for value (including in connection with any merger or consolidation involving Borrower) any Stock issued by Borrower.

“Revolver Usage” means, as of any date of determination, the amount of outstanding Advances.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Account” means a securities account (as that term is defined in the Code).

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Agreement” means a security agreement, dated as of even date with the Agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrower to Agent.

“Settlement” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement.

“Settlement Date” has the meaning specified therefor in Section 2.3(e)(i) of the Agreement.

“Solvent” means, with respect to any Person on a particular date, that, at fair valuations, the sum of such Person’s assets is greater than all of such Person’s debts.

 “Spare Parts” means any “appliance” or “spare part” as defined in Section 40102 of the Federal Aviation Act.  Unless the context otherwise requires, the term “Spare Parts” shall refer to Spare Parts owned by Borrower.

“Spare Parts Tracking System” means the computerized spare parts inventory control and tracking system operated by Borrower on the Closing Date as such system may be changed after the Closing Date in a manner that is (a) required by the FAA, (b) deemed desirable by Borrower so long as such changes do not affect the quality or integrity of the data contained therein, or (c) acceptable to Agent.

 “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

“Swing Lender” means WFCF or any other Lender that, at the request of Borrower and with the consent of Agent agrees, in such Lender’s sole discretion, to become the Swing Lender under Section 2.3(b) of the Agreement.

“Swing Loan” has the meaning specified therefor in Section 2.3(b) of the Agreement.

“Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments and all interest, penalties or similar liabilities with respect thereto.

“Tax Lender” has the meaning specified therefor in Section 14.2(a) of the Agreement.

“Threshold Usage Amount” means, as of any date of determination, that the Revolver Usage exceeds $1,000,000.

“Unfunded Benefit Liability” means (i) with respect to each Benefit Plan, the amount (if any) by which the present value of all non-forfeitable benefits under each Benefit Plan exceeds the current value of such Benefit Plan’s assets allocable to such benefits, all determined in accordance with the respective most recent valuations for such Benefit Plan using applicable PBGC plan termination actuarial assumptions (the terms “present value” and “current value” shall have the same meanings specified in Section 3 of ERISA) and (ii) with respect to each Foreign Pension Plan, the amount (if any) by which the present value of all non-forfeitable benefits under each Foreign Pension Plan exceeds the current value of such Foreign Pension Plan’s assets allocable to such benefits, all determined in accordance with the respective most recent valuations for such Foreign Pension Plan using the most recent actuarial assumptions and methods being used by the Foreign Pension Plan’s actuaries for financial reporting under applicable accounting and reporting standards.

“United States” means the United States of America.

“US Bank” has the meaning specified therefor in the preamble to the Agreement.

“Voidable Transfer” has the meaning specified therefor in Section 17.7 of the Agreement.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

“WFCF” means Wells Fargo Capital Finance, LLC, a Delaware limited liability company.

Schedule 2.6(d)
Borrower Representatives

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.1

The obligation of each Lender to make its initial extension of credit provided for in the Agreement is subject to the fulfillment, to the satisfaction of each Lender (the making of such initial extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the following conditions precedent:

(a)           the Closing Date shall occur on or before April 7, 2010;

(b)           Agent shall have received a letter duly executed by Borrower authorizing Agent to file appropriate financing statements in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests to be created by the Loan Documents;

(c)           Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

(i)         the Controlled Account Agreements;

(ii)         the Control Agreements;

(iii)         the Engine and Spare Parts Security Agreement, together with (A) evidence that the International Interest (as defined in the Engine and Spare Parts Security Agreement) in each Designated Engine has been registered with the International Registry (as defined in the Engine and Spare Parts Security Agreement) and the Engine and Spare Parts Security Agreement has been registered with the FAA, and (B) an opinion from FAA counsel, in form and substance satisfactory to Agent, to the effect required pursuant to Section 2.3 of the Engine and Spare Parts Security Agreement;

(iv)         the Fee Letter; and

(v)         the Security Agreement;

(d)           Agent shall have received a certificate from the Corporate Secretary of Borrower (i) attesting to the resolutions of Borrower’s Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party, (ii) authorizing specific officers of Borrower to execute the same, (iii) attesting to the incumbency and signatures of such specific officers of Borrower, (iv) certifying as to the Governing Documents, as amended, modified, or supplemented to the Closing Date of Borrower, and attaching certified copies of such Governing Documents to the extent available, and (v) certifying as to a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of incorporation of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

(e)           Agent shall have received certificates of insurance, together with the endorsements thereto, as are required by Section 5.6, the form and substance of which shall be satisfactory to Agent;

(f)           Agent shall have received an opinion of Borrower’s counsel and an opinion of Borrower’s FAA counsel, in each case in form and substance satisfactory to Agent;

(g)           Borrower shall have Liquidity of at least $500,000,000 after giving effect to the initial extensions of credit under the Agreement and the payment of all fees and expenses required to be paid by Borrower on the Closing Date under the Agreement or the other Loan Documents;

(h)           Agent shall have completed its business, legal, and collateral due diligence, including, (i) a takeover audit and review of Borrower’s books and records and verification of Borrower’s representations and warranties to Lender Group, (ii) review of documentation with respect to Borrower’s existing credit facilities, and (iii) lien search results (including UCC (certified where available), tax lien, judgment, bankruptcy and FAA lien searches) with respect to Borrower from all appropriate jurisdictions and filing offices, and. in the case of each of (i), (ii), and (iii), the results of which shall be satisfactory to Agent;

(i)           Agent shall have received copies of each Material Contract as filed with the SEC;

(j)           Agent shall have received a certificate of Borrower executed by the chief financial officer of Borrower certifying as to the solvency of Borrower immediately after giving effect to the transactions contemplated by the Agreement;

(k)           Agent shall have received a duly executed Borrowing Base Certificate dated as of the Closing Date;

(l)           Agent shall have completed (i) Patriot Act searches, OFAC/PEP searches and customary individual background checks for Borrower and (ii) OFAC/PEP searches and customer individual background searches for Borrower’s senior management and key principals, in each case, the results of which shall be satisfactory to Agent;

(m)           Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

(n)           Borrower shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower of the Loan Documents or with the consummation of the transactions contemplated thereby;

(o)           Agent shall have received evidence satisfactory to Agent that (i) the Credit Agreement dated as of March 25, 2005 (“Existing Credit Facility”), among Borrower, each lender party thereto, Citicorp USA, Inc., as syndication agent, USBankCorp, as documentation agent, and Bank of America, N.A., as administrative agent, has been terminated and any outstanding obligations paid in full in cash and (ii) all of the Liens existing in connection with the Existing Credit Facility in and to the properties and assets of Borrower have been terminated; and

(p)           all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or, if applicable, recorded, and shall be in form and substance satisfactory to Agent.

Schedule 4.6
States of Organization, Chief Executive Offices,
Organizational Identification Numbers

Corporate Name:                                                      Alaska Airlines, Inc.

Jurisdiction of Incorporation:                                                                Alaska

Chief Executive Offices:                                                      Alaska Airlines, Inc.
19300 International Boulevard
Seattle, Washington 98188

Organizational Identification No./
Federal Tax ID:                                                      92-0009235

Schedule 4.7(b)
Litigation

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.11
Benefit Plans

Qualified Plans (PN represents Plan Number for 5500 filings)
Alaska Air Group, Inc., Welfare Benefit Plan (PN 501)	Health & welfare plan: includes medical (HMO, PPO, HSA PPO), dental, and vision programs; Sec 125 plans, HSA, long/short term disability programs, life and AD&D coverage, EE and/or ER paid.
Alaska Air Group, Inc., Retirement Plan for Salaried Employees (PN 001)	Defined benefit pension plan
Alaska Airlines, Inc., Retirement Plan for Clerical, Office & Passenger Service Employees (PN 008)	Defined benefit pension plan
Alaska Airlines, Inc., Retirement Plan for Mechanics & Related Crafts Employees (PN 002)	Defined benefit pension plan
Alaska Airlines, Inc., Fixed Income Retirement Plan for Pilots (PN 003)	Defined benefit pension plan
Alaska Air Group, Inc., Alaskasaver Plan (PN 010)	Defined contribution 401(k) plan
Alaska Airlines, Inc., COPS, MRP & Dispatch 401(k) Plan (013)	Defined contribution 401(k) plan
Alaska Airlines, Inc., Flight Attendant 401(k) Plan (PN 012)	Defined contribution 401(k) plan
Alaska Airlines, Inc., Pilots Investment & Savings Plan (PN 011)	Defined contribution 401(k) plan

Nonqualified Plans
Alaska Air Group, Inc., Nonqualified Deferred Compensation Plan	Nonqualified, DC-like benefit plan
Alaska Air Group, Inc., 1995 Elected Officers Supplementary Retirement Plan	Nonqualified, DB-like benefit plan
Alaska Airlines, Inc., and Alaska Air Group, Inc., Supplementary Retirement Plan for Elected Officers (3 versions: 1981, 1977, 1976)	3 Nonqualified, DB-like benefit plans
Alaska Airlines, Inc., Pilots Excess Disability Plan	Nonqualified supplemental benefit plan for pilots (frozen to new entrants as of 1/1/2010)

Schedule 4.12
Environmental Matters

LOCATION	ACCRUAL BALANCE AS OF 12/31/09	DETAILS
Anchorage	[***]	Currently monitoring contamination levels. No active plan currently required.
Juneau	[***]	Cleanup began in 2004. Project to continue for additional three – five years
Fairbanks	[***]	Two sites of contamination. Both locations required long-term monitoring per Alaska Dept. of Environmental Conservation.
Oakland	[***]	In negotiations with the Port of Oakland to determine cleanup requirements.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.15
Deposit Accounts and Securities Accounts

Credit Facility Collateral Account
Alaska Airlines, Inc.
[***]
Account No. [***]
ABA (Wire) [***]
ABA (ACH) [***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.17
Material Contracts

Credit Agreement, dated October 19, 2005, among Alaska Airlines, Inc., as borrower, HSH Nordbank AG New York Branch, as security agent, and other loan participants (Filed as Exhibit 10.2 to Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2005, filed on November 9, 2005).

First Amendment to October 19, 2005 Credit Agreement, dated March 27, 2007 (Filed as Exhibit 10.2.1 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 20, 2008).

Second Amendment to October 19, 2005 Credit Agreement, dated November 26, 2007 (Filed as Exhibit 10.2.2 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on February 20, 2008).

Third Amendment to October 19, 2005 Credit Agreement, dated May 29, 2009 (Filed as Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2009, filed on November 6, 2009).

Aircraft General Terms Agreement, dated June 15, 2005, between the Boeing Company and Alaska Airlines, Inc. (Filed as Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2005, filed on August 5, 2005).

Purchase Agreement No. 2497, dated June 15, 2005, between the Boeing Company and Alaska Airlines, Inc. (Filed as Exhibit 10.2 to Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2005, filed on August 5, 2005).

Lease Agreement, dated January 22, 1990, between International Lease Finance Corporation and Alaska Airlines, Inc., summaries of 19 substantially identical lease agreements and Letter Agreement #1, dated January 22, 1990 (Filed as Exhibit 10-14 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 1990, filed on April 11, 1991).

Alaska Airlines, Inc. and Alaska Air Group, Inc. Supplementary Retirement Plan for Elected Officers, as amended November 7, 1994 (Filed as Exhibit 10.15 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 1997, filed on February 10, 1998).

Separation Agreement between Gregg Saretsky and Alaska Airlines, Inc. dated December 10, 2008 (Filed as Exhibit 10.1 to Registrant’s Current Report on Form 8-K, filed on December 10, 2008).

Schedule 4.19
Permitted Indebtedness

	Int Rate	Maturity Date	Dollar Amount Outstanding as of 12/31/2009 (in thousands)
Alaska Airlines Senior Secured Aircraft Debt
N302AS	[***]	3/31/2018	[***]
N303AS	[***]	7/27/2013	[***]
N305AS	[***]	5/15/2013	[***]
N306AS	[***]	12/29/2017	[***]
N307AS	[***]	12/29/2017	[***]
N309AS	[***]	8/27/2013	[***]
N315AS	[***]	1/28/2015	[***]
N317AS	[***]	4/4/2018	[***]
N318AS	[***]	9/29/2015	[***]
N319AS	[***]	1/5/2016	[***]
N320AS	[***]	3/20/2020	[***]
N323AS	[***]	6/29/2016	[***]
N551AS	[***]	2/9/2018	[***]
N552AS	[***]	3/28/2018	[***]
N553AS	[***]	5/12/2018	[***]
N556AS	[***]	7/28/2021	[***]
N558AS	[***]	9/22/2021	[***]
N557AS	[***]	10/4/2018	[***]
N560AS	[***]	10/18/2018	[***]
N559AS	[***]	11/2/2018	[***]
N563AS	[***]	11/22/2018	[***]
N566AS	[***]	1/30/2019	[***]
N568AS	[***]	1/31/2022	[***]
N569AS	[***]	3/22/2019	[***]
N570AS	[***]	3/28/2019	[***]
N577AS	[***]	3/30/2022	[***]
N581AS	[***]	5/29/2019	[***]
N586AS	[***]	2/28/2020	[***]
N588AS	[***]	2/28/2020	[***]
N590AS	[***]	3/26/2020	[***]
N594AS	[***]	5/29/2020	[***]
N583AS	[***]	6/27/2020	[***]
N584AS	[***]	5/29/2020	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

N585AS		[***]	8/22/2020	[***]
N587AS		[***]	9/25/2020	[***]
N589AS		[***]	8/22/2020	[***]
N596AS		[***]	7/30/2020	[***]
N597AS		[***]	7/30/2020	[***]
N508AS		[***]	7/31/2020	[***]
N517AS		[***]	3/30/2019	[***]
N524AS		[***]	5/1/2019	[***]
N525AS		[***]	5/1/2019	[***]
N518AS		[***]	6/22/2021	[***]
N519AS		[***]	7/23/2019	[***]
N520AS		[***]	10/6/2019	[***]
N607AS		[***]	11/30/2011	[***]
N609AS		[***]	11/23/2015	[***]
N611AS		[***]	11/24/2013	[***]
N612AS		[***]	11/24/2015	[***]
N613AS		[***]	12/3/2015	[***]
N614AS		[***]	8/2/2012	[***]
N615AS		[***]	8/2/2012	[***]
N618AS		[***]	8/25/2012	[***]
N619AS		[***]	8/25/2012	[***]
CP Jr.	N617AS, N622AS, N623AS - JR	[***]	11/15/2012	[***]
CP Sr.	N617AS, N622AS, N623AS - SR	[***]	11/15/2012	[***]
N624AS		[***]	12/19/2012	[***]
N625AS		[***]	2/22/2013	[***]
N626AS		[***]	5/20/2018	[***]
N627AS		[***]	6/25/2013	[***]
N644AS		[***]	6/27/2018	[***]
N708AS		[***]	11/23/2015	[***]
N709AS		[***]	11/19/2011	[***]
N713AS		[***]	11/30/2011	[***]
Alaska Airlines Senior Secured Aircraft Debt				1,507,783

Other:

Total Debt				1,507,783

Current Portion of Long-Term Debt				(131,169)

Long-Term Debt				1,376,613

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.24
Employee and Labor Matters

None.

Schedule 4.27
Location of Spare Parts

Adak	[***]
Anchorage	[***]
Atlanta	[***]
Austin	[***]
Barrow	[***]
Bellingham	[***]
Bethel	[***]
Boise	[***]
Boston	[***]
Burbank	[***]
Chicago	[***]
Cordova	[***]
Dallas	[***]
Denver	[***]
Dillingham	[***]
Fairbanks	[***]
Gustavus	[***]
Honolulu	[***]
Houston	[***]
Juneau	[***]
Ketchikan	[***]
King Salmon	[***]
Kodiak	[***]
Kona	[***]
Kotzebue	[***]
Las Vegas	[***]
Lihue	[***]
Long Beach	[***]
Los Angeles	[***]
Maui	[***]
Miami	[***]
Minneapolis	[***]
Newark	[***]
Nome	[***]
Oakland	[***]
Ontario	[***]
Orange County	[***]
Orlando	[***]
Palm Springs	[***]
Petersburg	[***]
Phoenix	[***]
Portland	[***]
Prudhoe Bay	[***]
Sacramento	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

San Diego	[***]
San Francisco	[***]
San Jose	[***]
Seattle	[***]
Sitka	[***]
Spokane	[***]
Tucson	[***]
Washington, DC	[***]
Wrangell	[***]
Yakutat	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.28(d)
Location of Ground Service Equipment

Adak	[***]
Anchorage	[***]
Atlanta	[***]
Austin	[***]
Barrow	[***]
Bellingham	[***]
Bethel	[***]
Boise	[***]
Boston	[***]
Burbank	[***]
Chicago	[***]
Cordova	[***]
Dallas	[***]
Denver	[***]
Dillingham	[***]
Fairbanks	[***]
Gustavus	[***]
Honolulu	[***]
Houston	[***]
Juneau	[***]
Ketchikan	[***]
King Salmon	[***]
Kodiak	[***]
Kona	[***]
Kotzebue	[***]
Las Vegas	[***]
Lihue	[***]
Long Beach	[***]
Los Angeles	[***]
Maui	[***]
Miami	[***]
Minneapolis	[***]
Newark	[***]
Nome	[***]
Oakland	[***]
Ontario	[***]
Orange County	[***]
Orlando	[***]
Palm Springs	[***]
Petersburg	[***]
Phoenix	[***]
Portland	[***]
Prudhoe Bay	[***]
Sacramento	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

San Diego	[***]
San Francisco	[***]
San Jose	[***]
Seattle	[***]
Sitka	[***]
Spokane	[***]
Tucson	[***]
Washington, DC	[***]
Wrangell	[***]
Yakutat	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.28(e)
Location of Designated Engines

Anchorage	[***]
Los Angeles	[***]
Seattle	[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 5.1

Deliver to Agent, with copies to each Lender, each of the financial statements, reports, or other items set forth below at the following times in form reasonably satisfactory to Agent:

as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of Borrower’s fiscal quarters) after the end of each month during each of Borrower’s fiscal years

(a)an unaudited consolidated and consolidating balance sheet and income statement and an unaudited consolidated statement of cash flow, in each case covering Group’s operations during such period and during the period commencing at the end of the immediately preceding fiscal year and ending with the end of such month, together with a report comparing the figures in the income statement with the figures in Borrower’s plan for the corresponding periods and for the corresponding periods of the immediately preceding fiscal year, and
(b)a Compliance Certificate.

as soon as available, but in any event within 120 days after the end of each of Borrower’s fiscal years

(c)consolidated and consolidating financial statements of Group for each such fiscal year and, in the case of the consolidated financial statements of Group, audited by independent certified public accountants without any qualifications (including any (A) “going concern” or like qualification or exception, (B) qualification or exception as to the scope of such audit, or (C) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), and
(d)a Compliance Certificate.

as soon as available, but in any event no later than 30 days after the start of Borrower’s fiscal years,	(e)[***].
if and when filed or provided by Group or Borrower,	(f)any information that is provided by Group or Borrower to its shareholders generally.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

promptly, but in any event within 5 Business Days after a Responsible Officer of Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default,	(g)notice of such event or condition and a statement of the curative action that Borrower proposes to take with respect thereto.
promptly after the commencement thereof, but in any event within 10 days after the service of process with respect thereto on Borrower (if applicable),

(h)notice of all actions, suits, or proceedings brought by or against Borrower before any Governmental Authority which reasonably could be expected to result in a Material Adverse Change, and
(i)notice of any labor strike.

upon the request of Agent,	(j)any other information reasonably requested relating to the financial condition of Borrower.

Schedule 5.2

Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times and, with respect to the documents described in clauses (b) – (i) and (k) below, in format substantially consistent with the format provided to Agent during its October of 2009 field examination or as otherwise mutually agreed by Borrower and Agent:

Monthly ((a) if Revolver Usage is in excess of the Threshold Amount as of the first Business Day of any month, within 20 days after the end of such month (or if such month is at the end of one of Borrower’s fiscal quarters, within 30 days after the end of such month), and (b) if Revolver Usage is less than or equal to the Threshold Usage Amount as of the first Business Day of any month, within 30 days after the end of such month (or if such month is at the end of one of Borrower’s fiscal quarters, within 45 days after the end of such month))

(a) a Borrowing Base Certificate,
(b) a detailed aging, by total, of Borrower’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting),
(c) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if Borrower has not implemented electronic reporting,
(d) (i) a detailed aging and roll-forward, by total, of the Accounts of Borrower, together with a reconciliation to the general ledger, and (ii) a manual interline settlement sheet of the Accounts of Borrower,
(e) a monthly Account roll-forward tied to the beginning and ending Account balances of Borrower’s general ledger,
(f) a summary aging, by vendor, of Borrower’s accounts payable and any book overdraft  (delivered electronically in an acceptable format, if Borrower has implemented electronic reporting) and an aging, by vendor, of any held checks, together with a reconciliation to the general ledger,
(g) a detailed description by type and location of all of the Replaceable Spare Parts, Engines, Expendables, and Ground Service Equipment owned by Borrower located both in and outside the United States, together with a reconciliation to the general ledger, and
(h) a detailed calculation of Replaceable Spare Parts, Engines, Expendables, and Ground Service Equipment that are not eligible for the Borrowing Base, if Borrower has not implemented electronic reporting, and
(i) a detailed report regarding any write down or obsolete adjustment of Borrower’s Replaceable Spare Parts, Engines, Expendables, or Ground Service Equipment.

Upon request by Agent
(j) such other reports as to the Collateral or the financial condition of Borrower, as Agent may reasonably request in form reasonably acceptable to Agent, and
(k) a detailed report regarding Borrower’s cash and Cash Equivalents and Marketable Securities.

Promptly, but in any event within 5 Business Days after a Responsible Officer of Borrower has knowledge thereof	(l) notice that Borrower has pledged cash to secure the Indebtedness permitted pursuant to clause (g) of the definition of Permitted Indebtedness and an indication of the amount so pledged.

Schedule 6.6
Nature of Business

Alaska Airlines, Inc. (“Alaska”) is a wholly-owned subsidiary of Alaska Air Group, Inc., and is an Alaska corporation that was organized in 1932 and incorporated in 1937.  Alaska is a U.S. certificated commercial airline providing passenger and freight services over selected city pairs in North America and between North America and Hawaii, and engages in other air travel related activity.